Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	IPAYMENT INC
Entity Central Index Key	0001140184
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2010 IPAYMENT, INC. [Member]	Dec. 31, 2009 IPAYMENT, INC. [Member]	Sep. 30, 2011 IPAYMENT, INC. [Member] Successor [Member]	Dec. 31, 2010 IPAYMENT, INC. [Member] Predecessor [Member]	Dec. 31, 2010 IPAYMENT HOLDINGS, INC. [Member]	Dec. 31, 2009 IPAYMENT HOLDINGS, INC. [Member]	Sep. 30, 2011 IPAYMENT HOLDINGS, INC. [Member] Successor [Member]	Dec. 31, 2010 IPAYMENT HOLDINGS, INC. [Member] Predecessor [Member]
ASSETS
Cash and cash equivalents	$ 1	$ 2	$ 773	$ 1	$ 1	$ 2	$ 773	$ 1
Accounts receivable, net of allowance for doubtful accounts	27,542	25,077	24,489	27,542	27,542	25,077	24,489	27,542
Prepaid expenses and other current assets	1,191	1,463	1,929	1,191	1,191	1,463	1,929	1,191
Investment in merchant advances, net of allowance for doubtful accounts
Income taxes receivable			1,823				3,262
Deferred tax assets	2,073	2,353		2,073	2,073	2,353		2,073
Total current assets	30,807	28,895	29,014	30,807	30,807	28,895	30,453	30,807
Restricted cash	556	680	549	556	556	680	549	556
Property and equipment, net	4,766	4,673	6,319	4,766	4,766	4,673	6,319	4,766
Intangible assets and other, net of accumulated amortization	156,734	163,774	274,013	156,734	156,734	163,774	274,013	156,734
Goodwill	527,978	527,978	683,560	527,978	527,978	527,978	684,268	527,978
Deferred tax assets, net	4,324	8,219		4,324	4,324	8,219		4,324
Other assets, net	10,464	11,147	25,883	10,464	10,464	11,147	28,994	10,464
Total assets	735,629	745,366	1,019,338	735,629	735,629	745,366	1,024,596	735,629
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	3,265	4,132	2,467	3,265	3,265	4,132	2,467	3,265
Income taxes payable	11,818	8,529		11,818	11,818	8,529		11,818
Accrued interest payable	2,573	2,735	17,838	2,573	2,573	2,735	25,338	2,573
Accrued liabilities and other	17,060	20,100	15,569	17,060	17,060	20,100	15,569	17,060
Current portion of long-term debt	5,823			5,823	5,823			5,823
Total current liabilities	40,539	35,496	35,874	40,539	40,539	35,496	43,374	40,539
Deferred tax liabilities, net			44,862				44,862
Long-term debt	619,144	651,519	772,229	619,144	619,144	651,519	896,125	619,144
Other liabilities	3,505	15,213	2,520	3,505	3,505	15,213	2,520	3,505
Total liabilities	663,188	702,228	855,485	663,188	663,188	702,228	986,881	663,188
Commitments and contingencies
Equity
Common stock	20,055	20,055	167,756	20,055	20,055	20,055	47,127	20,055
Accumulated other comprehensive loss, net of tax benefits		(7,475)				(7,475)
(Deficit) retained earnings	52,386	30,558	(3,903)	52,386	52,386	30,558	(9,412)	52,386
Total stockholder's equity	72,441	43,138	163,853	72,441	72,441	43,138	37,715	72,441
Total liabilities and stockholder's equity	$ 735,629	$ 745,366	$ 1,019,338	$ 735,629	$ 735,629	$ 745,366	$ 1,024,596	$ 735,629

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011 Successor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2010 IPAYMENT, INC. [Member]	Dec. 31, 2009 IPAYMENT, INC. [Member]	Dec. 31, 2010 IPAYMENT HOLDINGS, INC. [Member]	Dec. 31, 2009 IPAYMENT HOLDINGS, INC. [Member]	Sep. 30, 2011 IPAYMENT HOLDINGS, INC. [Member] Successor [Member]	Dec. 31, 2010 IPAYMENT HOLDINGS, INC. [Member] Predecessor [Member]
Allowance for doubtful accounts receivable	$ 1,043	$ 735	$ 735	$ 857	$ 735	$ 857	$ 1,043	$ 735
Allowance for doubtful accounts ,investment in merchant advances			397	527	397	527
Accumulated amortization of intangible assets and other	24,102	177,600	177,600	138,789	177,600	138,789	24,102	177,600
Common stock, par value	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000	1,000	1,000	50,000	50,000	8,000,000	50,000
Common stock, shares issued	100	100	100	100	20	20	4,875,000	20
Common stock, shares outstanding	100	100	100	100	20	20	4,875,000	20
Accumulated other comprehensive loss, tax benefits			$ 0	$ 4,984	$ 0	$ 4,984

Consolidated Statements Of Operations (USD $) In Thousands, unless otherwise specified	3 Months Ended	4 Months Ended	3 Months Ended	5 Months Ended	9 Months Ended	12 Months Ended						3 Months Ended	4 Months Ended	3 Months Ended	5 Months Ended	9 Months Ended
	Sep. 30, 2011 Successor [Member]	Sep. 30, 2011 Successor [Member]	Sep. 30, 2010 Predecessor [Member]	May 23, 2011 Predecessor [Member]	Sep. 30, 2010 Predecessor [Member]	Dec. 31, 2010 IPAYMENT, INC. [Member]	Dec. 31, 2009 IPAYMENT, INC. [Member]	Dec. 31, 2008 IPAYMENT, INC. [Member]	Dec. 31, 2010 IPAYMENT HOLDINGS, INC. [Member]	Dec. 31, 2009 IPAYMENT HOLDINGS, INC. [Member]	Dec. 31, 2008 IPAYMENT HOLDINGS, INC. [Member]	Sep. 30, 2011 IPAYMENT HOLDINGS, INC. [Member] Successor [Member]	Sep. 30, 2011 IPAYMENT HOLDINGS, INC. [Member] Successor [Member]	Sep. 30, 2010 IPAYMENT HOLDINGS, INC. [Member] Predecessor [Member]	May 23, 2011 IPAYMENT HOLDINGS, INC. [Member] Predecessor [Member]	Sep. 30, 2010 IPAYMENT HOLDINGS, INC. [Member] Predecessor [Member]
Revenues	$ 181,003	$ 258,522	$ 175,098	$ 276,690	$ 518,571	$ 699,174	$ 717,928	$ 794,825	$ 699,174	$ 717,928	$ 794,825	$ 181,003	$ 258,522	$ 175,098	$ 276,690	$ 518,571
Operating expenses:
Interchange	100,396	142,658	97,200	147,779	286,741	380,577	397,530	450,570	380,577	397,530	450,570	100,396	142,658	97,200	147,779	286,741
Other costs of services	66,049	92,153	54,069	88,474	160,270	216,873	228,253	240,880	216,873	228,253	240,880	66,049	92,153	54,069	88,474	160,270
Selling, general and administrative	3,848	5,576	3,766	6,736	10,157	13,827	20,348	20,941	13,827	20,348	20,941	3,848	5,576	3,766	6,736	10,157
Total operating expenses	170,293	240,387	155,035	242,989	457,168	611,277	646,131	712,391	611,277	646,131	712,391	170,293	240,387	155,035	242,989	457,168
Income from operations	10,710	18,135	20,063	33,701	61,403	87,897	71,797	82,434	87,897	71,797	82,434	10,710	18,135	20,063	33,701	61,403
Other expenses:
Interest expense, net	16,503	23,740	11,477	15,578	34,296	45,662	46,488	56,289	45,662	46,488	56,289	21,311	30,519	11,477	16,455	34,296
Other expense, net	60	55	608	18,804	980	1,058	1,245	750	1,058	1,245	750	60	55	608	18,804	980
(Loss) income before income taxes	(5,853)	(5,660)	7,978	(681)	26,127	41,177	24,064	25,395	41,177	24,064	25,395	(10,661)	(12,439)	7,978	(1,558)	26,127
Income tax (benefit) provision	(2,232)	(2,158)	2,761	572	10,380	18,349	8,736	10,105	18,349	8,736	10,105	(3,123)	(3,429)	2,761	403	10,380
Net (loss) income	(3,621)	(3,502)	5,217	(1,253)	15,747	22,828	15,328	15,290	22,828	15,328	15,290	(7,538)	(9,010)	5,217	(1,961)	15,747
Less: Net income attributable to noncontrolling interest							(3,588)	(987)		(3,588)	(987)
Net (loss) income attributable to iPayment, Inc./iPayment Holdings, Inc.	$ (3,621)	$ (3,502)	$ 5,217	$ (1,253)	$ 15,747	$ 22,828	$ 11,740	$ 14,303	$ 22,828	$ 11,740	$ 14,303	$ (7,538)	$ (9,010)	$ 5,217	$ (1,961)	$ 15,747

Consolidated Statements Of Changes In Stockholder's Equity And Comprehensive Income (USD $) In Thousands, except Share data, unless otherwise specified	IPAYMENT, INC. [Member] Common Stock [Member]	IPAYMENT, INC. [Member] Accumulated Other Comprehensive Income (Loss) [Member]	IPAYMENT, INC. [Member] Retained Earnings (Deficit) [Member]	IPAYMENT, INC. [Member] Non-Controlling Interest [Member]	IPAYMENT, INC. [Member]	IPAYMENT HOLDINGS, INC. [Member] Common Stock [Member]	IPAYMENT HOLDINGS, INC. [Member] Accumulated Other Comprehensive Income (Loss) [Member]	IPAYMENT HOLDINGS, INC. [Member] Retained Earnings (Deficit) [Member]	IPAYMENT HOLDINGS, INC. [Member] Non-Controlling Interest [Member]	IPAYMENT HOLDINGS, INC. [Member]
Beginning balance at Dec. 31, 2007	$ 20,055	$ (7,354)	$ 4,515		$ 17,216	$ 20,055	$ (7,354)	$ 4,515		$ 17,216
Begining balance, shares at Dec. 31, 2007	100					20
Comprehensive Income:
Unrealized gain (loss) on fair value of derivatives, net of tax expense (benefit)		(4,914)			(4,914)		(4,914)			(4,914)
Net income			14,303	987	15,290			14,303	987	15,290
Comprehensive Income					10,376					10,376
Ending balance at Dec. 31, 2008	20,055	(12,268)	18,818	987	27,592	20,055	(12,268)	18,818	987	27,592
Ending balance, shares at Dec. 31, 2008	100					20
Comprehensive Income:
Unrealized gain (loss) on fair value of derivatives, net of tax expense (benefit)		4,793			4,793		4,793			4,793
Net income			11,740	3,588	15,328			11,740	3,588	15,328
Comprehensive Income					20,121					20,121
Distributions to noncontrolling interest in equity of subsidiary				(2,640)	(2,640)				(2,640)	(2,640)
Sale of interest in equity of subsidiary				(1,935)	(1,935)				(1,935)	(1,935)
Ending balance at Dec. 31, 2009	20,055	(7,475)	30,558		43,138	20,055	(7,475)	30,558		43,138
Ending balance, shares at Dec. 31, 2009	100				100	20				20
Comprehensive Income:
Unrealized gain (loss) on fair value of derivatives, net of tax expense (benefit)		7,475			7,475		7,475			7,475
Net income			22,828		22,828			22,828		22,828
Comprehensive Income					30,303					30,303
Dividend paid to iPayment Investors, L.P.			(1,000)		(1,000)			(1,000)		(1,000)
Ending balance at Dec. 31, 2010	$ 20,055		$ 52,386		$ 72,441	$ 20,055		$ 52,386		$ 72,441
Ending balance, shares at Dec. 31, 2010	100				100	20				20

Consolidated Statements Of Changes In Stockholder's Equity And Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements Of Changes In Stockholder's Equity And Comprehensive Income [Abstract]
Unrealized gain (loss) on fair value of derivatives, net of tax expense (benefit)	$ 4,984	$ 3,195	$ (3,276)

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended			4 Months Ended	5 Months Ended	9 Months Ended	12 Months Ended			4 Months Ended	5 Months Ended	9 Months Ended
	Dec. 31, 2010 IPAYMENT, INC. [Member]	Dec. 31, 2009 IPAYMENT, INC. [Member]	Dec. 31, 2008 IPAYMENT, INC. [Member]	Sep. 30, 2011 IPAYMENT, INC. [Member] Successor [Member]	May 23, 2011 IPAYMENT, INC. [Member] Predecessor [Member]	Sep. 30, 2010 IPAYMENT, INC. [Member] Predecessor [Member]	Dec. 31, 2010 IPAYMENT HOLDINGS, INC. [Member]	Dec. 31, 2009 IPAYMENT HOLDINGS, INC. [Member]	Dec. 31, 2008 IPAYMENT HOLDINGS, INC. [Member]	Sep. 30, 2011 IPAYMENT HOLDINGS, INC. [Member] Successor [Member]	May 23, 2011 IPAYMENT HOLDINGS, INC. [Member] Predecessor [Member]	Sep. 30, 2010 IPAYMENT HOLDINGS, INC. [Member] Predecessor [Member]
Cash flows from operating activities:
Net income	$ 22,828	$ 15,328	$ 15,290	$ (3,502)	$ (1,253)	$ 15,747	$ 22,828	$ 15,328	$ 15,290	$ (9,010)	$ (1,961)	$ 15,747
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	41,221	45,828	38,041	25,000	16,441	30,476	41,221	45,828	38,041	25,000	16,441	30,476
Noncash interest expense and other	3,217	2,584	2,433	981	7,529	1,938	3,217	2,584	2,433	1,126	7,539	1,938
Loss on disposal of property and equipment				334	262	278				334	262	278
Changes in assets and liabilities, excluding effects of redemption and acquisitions:
Accounts receivable	(2,465)	(1,001)	(967)	3,005	48	1,887	(2,465)	(1,001)	(967)	3,005	48	1,887
Prepaid expenses and other current assets	272	344	612	169	(457)	223	272	344	612	169	(457)	223
Other assets	(3,049)	(5,804)	(5,851)	(1,593)	(1,148)	(3,822)	(3,049)	(5,804)	(5,851)	(1,348)	(1,392)	(3,822)
Accounts payable and income taxes payable	2,422	3,139	(2,353)	(3,807)	(10,632)	(2,246)	2,422	3,139	(2,353)	(5,078)	(10,801)	(2,246)
Accrued interest	(151)	(313)	(218)	12,306	2,960	4,615	(151)	(313)	(218)	18,940	3,826	4,615
Accrued liabilities and other	(2,301)	2,600	(548)	(8,695)	6,219	(5,736)	(2,301)	2,600	(548)	(8,695)	6,219	(5,736)
Net cash provided by operating activities	61,994	62,705	46,439	24,198	19,969	43,360	61,994	62,705	46,439	24,443	19,724	43,360
Cash flows from investing activities:
Change in restricted cash	124	9	267	7		23	124	9	267	7		23
Expenditures for property and equipment	(2,904)	(2,304)	(2,374)	(4,631)	(1,571)	(2,169)	(2,904)	(2,304)	(2,374)	(4,631)	(1,571)	(2,169)
Investment in merchant advances		4,460	(4,344)					4,460	(4,344)
Proceeds from disposition of noncontrolling interest, net of cash disposed		2,772						2,772
Acquisitions of businesses and portfolios, net of cash acquired	(25,000)	(24,629)	(22,063)				(25,000)	(24,629)	(22,063)
Payments related to businesses previously acquired		(2,734)						(2,734)
Acquisitions of merchant portfolios				(24,300)						(24,300)
Payments for prepaid residual expenses	(6,315)	(5,126)	(4,160)	(1,014)	(539)	(4,865)	(6,315)	(5,126)	(4,160)	(1,014)	(539)	(4,865)
Net cash used in investing activities	(34,095)	(27,552)	(32,674)	(29,938)	(2,110)	(7,011)	(34,095)	(27,552)	(32,674)	(29,938)	(2,110)	(7,011)
Cash flows from financing activities:
Net borrowings (repayments) on line of credit	100	10,900	(2,200)	6,000	(15,500)	(10,850)	100	10,900	(2,200)	6,000	(15,500)	(10,850)
Repayments of debt	(27,000)	(47,000)	(8,009)	(14,500)	(615,138)	(24,500)	(27,000)	(47,000)	(8,009)	(14,500)	(615,138)	(24,500)
Dividends	(1,000)			(400)	(135,539)	(1,000)	(1,000)			(400)	(257,335)	(1,000)
Proceeds from issuance of long-term debt, net of discount					785,125						910,125
Debt issuance costs				(1,570)	(19,825)					(1,815)	(22,784)
Distributions to noncontrolling interest in equity of subsidiary		(2,640)						(2,640)
Net cash used in financing activities	(27,900)	(38,740)	(10,209)	(10,470)	(877)	(36,350)	(27,900)	(38,740)	(10,209)	(10,715)	(632)	(36,350)
Net (decrease) increase in cash and cash equivalents	(1)	(3,587)	3,556	(16,210)	16,982	(1)	(1)	(3,587)	3,556	(16,210)	16,982	(1)
Cash and cash equivalents, beginning of period	2	3,589	33	16,983	1	2	2	3,589	33	16,983	1	2
Cash and cash equivalents, end of period	1	2	3,589	773	16,983	1	1	2	3,589	773	16,983	1
Supplemental disclosure of cash flow information:
Cash paid during the period for income taxes	14,197	13,712	13,917	294	11,518	11,897	14,197	13,712	13,917	294	11,518	11,897
Cash paid during the period for interest	43,231	44,218	54,072	10,453	11,596	27,743	43,231	44,218	54,072	10,453	11,596	27,743
Supplemental schedule of non-cash activities:
Accrual of deferred payments for acquisitions of businesses			2,456						2,456
Non-cash increases in assets from Equity Redemption:
Intangible assets				127,543						127,543
Goodwill			$ (2,277)	$ 155,582					$ (2,277)	$ 156,289

Organization, Business And Basis Of Presentation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Business And Basis Of Presentation [Abstract]
Organization, Business And Basis Of Presentation
1.	Organization, Business and Basis of Presentation

Organization

We are a provider of credit and debit card payment processing services to small merchants across the United States. We conduct all of our operations through our operating company, iPayment, Inc. ("iPayment"), and its subsidiaries. iPayment and its direct parent, iPayment Holdings, Inc. ("Holdings"), are incorporated in Delaware. Holdings is a holding company that does not have any operations or material assets other than the direct and indirect ownership of all of the capital stock of iPayment and its subsidiaries, respectively. All of the capital stock of Holdings is owned by iPayment Investors, L.P. ("Investors"). All of the partnership interests of Investors are controlled by Carl A. Grimstad, iPayment's Chairman and Chief Executive Officer, and certain trusts and persons affiliated with him.

As discussed further in Note 2, on May 23, 2011, Investors and its general partner, iPayment GP, LLC (the "General Partner"), completed the redemption (the "Equity Redemption") of all of the direct and indirect equity interests in Investors and the General Partner of (i) Gregory Daily, iPayment's former Chairman and Chief Executive Officer and (ii) the trusts for the benefit of, and other entities controlled by, members of Mr. Daily's family that held equity interests in Investors. The Equity Redemption resulted in a change in control and accordingly has been accounted for as a business combination in accordance with ASC 805 "Business Combinations."

As used in these notes to the consolidated financial statements, the terms "we," "us," "our," "the Company," "our Company" or similar terms refer to iPayment Holdings, Inc. and its subsidiaries, unless otherwise stated or required by the context. The term "iPayment" refers to iPayment, Inc. and "Holdings" refers to iPayment Holdings, Inc., in each case, without their subsidiaries.

Business

Our payment processing services enable our merchants to accept credit cards as well as other forms of payment, including debit cards, checks, gift cards and loyalty programs in traditional card-present, or swipe transactions, as well as card-not-present transactions, such as those done over the phone or through the Internet. We market and sell our services primarily through independent sales groups ("ISGs") which are non-employee, external sales organizations and other third party resellers of our products and services. We also market our services directly to merchants through electronic media, telemarketing and other programs utilizing partnerships with other companies that market products and services to small businesses. In addition, we partner with banks such as Wells Fargo to sponsor us for membership in the Visa and MasterCard associations and to settle transactions with merchants. We perform core functions for small merchants such as application processing, underwriting, account set-up, risk management, fraud detection, merchant assistance and support, equipment deployment, and chargeback services in our main operating center in Westlake Village, California.

On May 6, 2011, iPayment entered into new senior secured credit facilities (the " New Senior Secured Credit Facilities") consisting of (i) a $375.0 million term facility and (ii) a $75.0 million revolving facility. The new revolving facility will mature on May 6, 2016, and the new term facility will mature on May 8, 2017. At the same time, iPayment issued $400.0 million in aggregate principal amount of 10.25% senior notes due 2018 (the "10.25% Notes"). Also on May 6, 2011, Holdings completed an offering of 125,000 units (the "Units"), consisting of $125.0 million in aggregate principal amount of 15.00%/15.00% Senior Notes due 2018 (the "15.00%/15.00% Notes") and 125,000 warrants (the "Warrants"). The Warrants represent an aggregate 2.5% of the outstanding common stock of Holdings on a fully diluted basis (after giving effect to the Warrants). The New Senior Secured Credit Facilities, the 10.25% Notes and the 15.00%/15.00% Notes are discussed further in Note 5. The majority of the proceeds from the offerings of the 10.25% Notes and the Units, together with borrowings under the New Senior Secured Credit Facilities, were used to (i) permanently repay all of the outstanding indebtedness under iPayment's then existing senior secured credit facilities; (ii) redeem and satisfy and discharge all of iPayment's then existing senior subordinated notes; (iii) redeem and satisfy and discharge all of Investors' then existing paid-in-kind ("PIK") toggle notes and (iv) pay fees and expenses in connection with the offerings. All of the remainder of such proceeds and borrowings were used to consummate the Equity Redemption on May 23, 2011, including payment of the transaction fees and other related fees and expenses discussed further in Note 11. As a result of this refinancing and the Equity Redemption, we had significant outstanding long-term debt as of September 30, 2011.

In these notes to the unaudited consolidated financial statements, we refer to the entry into the New Senior Secured Credit Facilities, the offer and sale of the 10.25% Notes and the Units, including the application of the net proceeds of the 10.25% Notes and the Units and borrowings under the New Senior Secured Credit Facilities as described above, as the "Refinancing."

The terms of our long-term debt contain various nonfinancial and financial covenants as further discussed in Note 5. If either iPayment or Holdings fails to comply with these covenants and are unable to obtain a waiver or amendment or otherwise cure the breach, an event of default would result. If an event of default were to occur, the trustee under the indentures governing the 10.25% Notes and the 15.00%/15.00% Notes or the lenders under the New Senior Secured Credit Facilities could, among other things, declare outstanding amounts immediately due and payable. We currently do not have available cash and similar liquid resources available to repay all of our debt obligations if they were to become due and payable. As of September 30, 2011, our Senior Secured Leverage Ratio, as defined in the New Senior Secured Credit Facilities, was 2.71 to 1.00 compared to the allowed maximum of 3.75 to 1.00. As of September 30, 2011, our Consolidated Interest Coverage Ratio, as defined in the New Senior Secured Credit Facilities, was 2.17 to 1.00 compared to the allowed minimum of 1.40 to 1.00.

Basis of Presentation

The accompanying consolidated financial statements of iPayment and Holdings have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and reflect all adjustments, which are of a normal and recurring nature, that are, in the opinion of management, necessary for a fair presentation of the consolidated financial position and results of operations for the related periods. All significant intercompany transactions and balances have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation. The consolidated results of operations for any interim periods are not necessarily indicative of results to be expected for the full year.

As a result of the Equity Redemption, as further discussed in Note 2, our results of operations, financial position and cash flows prior to the date of the Equity Redemption are presented as the "Predecessor." The financial effects of the Equity Redemption and our results of operations, financial position and cash flows following the Equity Redemption are presented as the "Successor." Accordingly, as used in these notes to the consolidated financial statements, the terms "third quarter of 2011" and "three months ended September 30, 2011" refer to the results of Successor entities for such period and the terms "first nine months of 2011" and "nine months ended September 30, 2011" refer to the combined results of the Predecessor and Successor entities for such period.

Use of Estimates

The preparation of our financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of our financial statements. Estimates and assumptions also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. As a result of the change in control discussed in Note 2 and the application of ASC 805, we engaged an independent, third party valuation firm to assist in evaluating the fair value of certain assets as of May 23, 2011. The results of this valuation are further discussed in Note 2 below.

Revenue and Cost Recognition

Substantially all of our revenues are generated from fees charged to merchants for payment processing services. We typically charge these merchants a bundled rate, primarily based upon each merchant's monthly charge volume and risk profile. Our fees principally consist of discount fees, which are a percentage of the dollar amount of each transaction. We recognize discounts and other fees related to payment transactions at the time the merchant's transactions are processed. Related interchange and assessment costs are also recognized at that time. We derive the balance of our revenues from a variety of fixed transaction or service fees, including fees for monthly minimum charge volume requirements, statement fees, annual fees, payment card industry compliance fees, ancillary products and fees for other miscellaneous services, such as handling chargebacks. We recognize revenues derived from service fees at the time the service is performed.

We follow the requirements included in the Revenue Recognition Topic of ASC 605, Reporting Revenue Gross as a Principal Versus Net as an Agent. Generally, where we have merchant portability, credit risk and ultimate responsibility for the merchant, revenues are reported at the time of sale on a gross basis equal to the full amount of the discount charged to the merchant. This amount includes interchange paid to card issuing banks and assessments paid to payment card associations pursuant to which such parties receive payments based primarily on processing volume for particular groups of merchants. Interchange fees are recognized at the time transactions are processed. Revenues generated from certain bank portfolios acquired from First Data Merchant Services Corporation ("FDMS") are reported net of interchange, as required by ASC Topic 605, because we may not have credit risk, portability or the ultimate responsibility for the merchant accounts.

Other Costs of Services

Other costs of services include costs directly attributable to processing and bank sponsorship costs such as residual payments to ISGs, which are commissions we pay to our ISGs based upon a percentage of the net revenues we generate from their merchant referrals, and assessment fees payable to card associations, which is a percentage of the charge volume we generate from Visa and MasterCard. In addition, other costs of services includes telecommunications costs, personnel costs, occupancy costs, losses due to merchant defaults, other miscellaneous merchant supplies and services expenses, bank sponsorship costs and other third-party processing costs directly attributable to our provision of payment processing and related services to our merchants.

Financial Instruments

ASC 820 "Fair Value Measurement and Disclosures" establishes a framework for measuring fair value and a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1: Observable quoted prices in active markets for identical assets and liabilities.

•

Level 2: Observable quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

•

Level 3: Model-based techniques that use at least one significant assumption not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash-flow models and similar techniques.

We believe the carrying amounts of financial instruments at September 30, 2011 approximate fair value. Due to the short maturities of the cash and cash equivalents and accounts receivable, carrying amounts approximate the respective fair values. The carrying value of the 10.25% Notes was $400.0 million as of September 30, 2011. We estimate its fair value to be approximately $365.0 million, considering executed trades occurring around September 30, 2011. The carrying value of the term loan under the New Senior Secured Credit Facilities, net of discount, was $358.7 million as of September 30, 2011. We estimate its fair value to be approximately $348.0 million, considering executed trades occurring around September 30, 2011. The carrying value of the 15.00%/ 15.00% Notes was $123.9 million as of September 30, 2011. We estimate its fair value to be approximately $117.4 million, considering executed trades occurring around September 30, 2011. The fair value of the 10.25% Notes, the New Senior Secured Credit Facilities, and the 15.00%/15.00% Notes are estimated using direct and indirect observable market information and are classified within Level 2 of the fair value hierarchy, as defined by ASC 820. We are contractually obligated to repay our borrowings in full and we do not believe the creditors under our borrowing arrangements are willing to settle these instruments with us at their estimated fair values indicated herein.

Derivative Financial Instruments

The Company uses certain variable rate debt instruments to finance its operations. These debt obligations expose the Company to variability in interest payments due to changes in interest rates. If interest rates increase, interest expense increases. Conversely, if interest rates decrease, interest expense also decreases.

The Company may enter into certain derivative instruments to manage fluctuations in cash flows resulting from interest rate risk. Historically, these instruments have consisted solely of interest rate swaps. Under the interest rate swaps, the Company historically received variable interest rate payments and made fixed interest rate payments, thereby effectively creating fixed-rate debt. The Company enters into derivative instruments solely for cash flow hedging purposes and does not speculate using derivative instruments.

The Company accounts for its derivative financial instruments in accordance with ASC 815 "Derivatives and Hedging." Under ASC 815, we recognized all derivatives as either other assets or other liabilities, measured at fair value. As of September 30, 2011, the Company was not a party to any derivative financial instruments.

Under iPayment's previously existing senior secured credit facilities, which were refinanced as of May 6, 2011, we were required to hedge at least 50% of the outstanding balance through May 10, 2008, and accordingly, we entered into interest rate swap agreements with a total notional amount of $260.0 million. These swap agreements expired on December 31, 2010, and our interest rate swap balance at that date was $0. ASC 815 also requires that any ineffectiveness in the hedging relationship, resulting from differences in the terms of the hedged item and the related derivative, be recognized in earnings each period. The underlying terms of our interest rate swaps, including the notional amount, interest rate index, duration, and reset dates, were identical to those of the associated debt instruments and therefore the hedging relationship resulted in no material ineffectiveness. Accordingly, such derivative instruments were classified as cash flow hedges, and any changes in the fair value of the derivative instruments were previously included in accumulated other comprehensive income (loss) in our consolidated balance sheets.

Amortization of Intangible Assets

Purchased merchant processing portfolios are recorded at cost and are evaluated by management for impairment at the end of each fiscal quarter through review of actual attrition and cash flows generated by the portfolios in relation to the expected attrition and cash flows and the recorded amortization expense. The estimated useful lives of our merchant processing portfolios are assessed by evaluating each portfolio to ensure that the recognition of the costs of revenues, represented by amortization of the intangible assets, approximate the distribution of the expected revenues from each processing portfolio. If, upon review, the actual costs of revenues differ from the expected costs of revenues, we will adjust amortization expense accordingly. Historically, we have experienced an average monthly volume attrition of approximately 1.0% to 3.0% of our total charge volume.

We use an accelerated method of amortization over a 15-year period for purchased merchant processing portfolios. We believe that this method of amortization approximates the distribution of actual cash flows generated by our merchant processing portfolios. All other intangible assets are amortized using the straight-line method over estimated lives of 3 to 7 years. For the three months ended September 30, 2011, amortization expense related to our merchant processing portfolios and other intangible assets was $18.4 million. For the period from May 24 through September 30, 2011, amortization expense related to our merchant processing portfolios and other intangible assets was $24.1 million. For the period from January 1 through May 23, 2011, amortization expense related to our merchant processing portfolios and other intangible assets was $15.5 million. For the three and nine months ended September 30, 2010, amortization expense related to our merchant processing portfolios and other intangible assets was $9.1 million and $28.8 million, respectively.

In addition, we have implemented both quarterly and annual procedures to determine whether a significant change in the trend of the current attrition rates being used has occurred on a portfolio-by-portfolio basis. In reviewing the current attrition rate trends, we consider relevant benchmarks such as merchant processing volume, revenues, number of merchant accounts, gross profit and future expectations of the aforementioned factors compared to historical amounts and rates. If we identify any significant changes or trends in the attrition rate of any portfolio, we will adjust our current and prospective estimated attrition rates so that the amortization expense better approximates the distribution of actual cash flows generated by the merchant processing portfolios. Any adjustments made to the amortization schedules would be reported in the current consolidated statements of operations and on a prospective basis until further evidence becomes apparent. As a result of the Equity Redemption, we appraised merchant processing portfolios as of May 23, 2011. There were no unfavorable trends identified in the attrition rates used for the three-month period ended September 30, 2011. Consequently, there were no related increases to amortization expense for these periods. Please refer to Note 2 for further discussion.

Amortization of intangible assets results from our acquisitions of portfolios of merchant contracts or acquisitions of a business where we allocated a portion of the purchase price to the existing merchant processing portfolios and other intangible assets.

Our intangible assets are amortized over their estimated lives, except the "iPayment, Inc." trade name, which was determined to have an indefinite life as there are no legal, regulatory, contractual, economic or other factors that limit the useful life of the intangible asset to us, and we have no plans to cease using such name. We believe the trade name has an inherent value due to brand strength.

Common Stock

iPayment and Holdings have 100 and 4,875,000 shares of common stock, respectively, that are issued and outstanding at September 30, 2011. The Company has elected not to present earnings per share data as management believes such presentation would not be meaningful.

1.	Organization, Business and Basis of Presentation

Organization

We are a provider of credit and debit card payment processing services to small merchants across the United States. We conduct all of our operations through our operating company, iPayment, Inc. ("iPayment"), and its subsidiaries. iPayment and its direct parent, iPayment Holdings, Inc. ("Holdings"), are incorporated in Delaware. Holdings is a holding company that does not have any operations or material assets other than the direct and indirect ownership of all of the capital stock of iPayment and its subsidiaries, respectively. All of the capital stock of Holdings is owned by iPayment Investors, L.P. ("Investors"). All of the partnership interests of Investors are controlled by Carl A. Grimstad, iPayment's Chairman and Chief Executive Officer, and certain trusts and persons affiliated with him.

As used in these notes to the audited consolidated financial statements, the terms "we," "us," "our," "the Company," "our Company" or similar terms refer to iPayment Holdings, Inc. and its subsidiaries, unless otherwise stated or required by the context. The term "iPayment" refers to iPayment, Inc. and "Holdings" refers to iPayment Holdings, Inc., in each case, without their subsidiaries.

Business

Our payment processing services enable our merchants to accept credit cards as well as other forms of payment, including debit cards, checks, gift cards and loyalty programs in traditional card-present, or swipe transactions, as well as card-not-present transactions, such as those done over the phone or through the Internet. We market and sell our services primarily through independent sales groups ("ISGs") which are non-employee, external sales organizations and other third party resellers of our products and services. We also market our services directly to merchants through electronic media, telemarketing and other programs utilizing partnerships with other companies that market products and services to small businesses. In addition, we partner with banks such as Wells Fargo to sponsor us for membership in the Visa and MasterCard associations and to settle transactions with merchants. We perform core functions for small merchants such as application processing, underwriting, account set-up, risk management, fraud detection, merchant assistance and support, equipment deployment, and chargeback services in our main operating center in Westlake Village, California.

Basis of Presentation

The accompanying audited consolidated financial statements of iPayment and Holdings have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and reflect all adjustments, which are of a normal and recurring nature, that are, in the opinion of management, necessary for a fair presentation of the consolidated financial position and results of operations for the related periods. We consolidate our majority-owned subsidiaries and reflect the interest of the portion of the entities that we do not own as "Noncontrolling interest" on our consolidated balance sheets in accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 160, Noncontrolling Interests in Consolidated Financial Statements ("SFAS No. 160"), now found within FASB Accounting Standards Codification ("ASC") Topic 810, "Consolidation."

Equity Redemption, Refinancing And Change In Control	9 Months Ended
Sep. 30, 2011
Equity Redemption, Refinancing And Change In Control [Abstract]
Equity Redemption, Refinancing And Change In Control
2.	Equity Redemption, Refinancing and Change in Control

In May 2009, a jury in the Superior Court of the State of California for the County of Los Angeles handed down a verdict in the amount of $300.0 million, plus punitive damages in the amount of $50.0 million, against Gregory Daily, iPayment's former Chairman and Chief Executive Officer, in connection with litigation over Mr. Daily's beneficial ownership in us. This lawsuit was brought against Mr. Daily individually and not in his previous capacities as the Chairman and Chief Executive Officer of iPayment. Neither iPayment, nor any other shareholders, officers, employees or directors were a party to this action. In response to the verdict, Mr. Daily filed for personal bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in Nashville, Tennessee. On April 8, 2010, the United States Bankruptcy Court for the Middle District of Tennessee ordered the appointment of a trustee (the "Daily Bankruptcy Trustee") to administer the estate of Mr. Daily.

On April 12, 2011, Investors and the General Partner entered into a redemption agreement (the "Redemption Agreement") with (i) Mr. Daily, (ii) the Daily Bankruptcy Trustee and (iii) the trusts for the benefit of, and other entities controlled by, members of Mr. Daily's family that held equity interests in Investors (together with Mr. Daily and the Daily Bankruptcy Trustee, on behalf of the Daily bankruptcy estate, the "Daily Parties"). Pursuant to the Redemption Agreement, Investors and the General Partner agreed to redeem from the Daily Parties, and the Daily Parties agreed to transfer and surrender to Investors and the General Partner, as applicable, all of the equity interests of the Daily Parties in Investors and the General Partner, representing approximately 65.8% of the outstanding equity of Investors, for an aggregate price of $118.5 million. The interests redeemed pursuant to the Redemption Agreement constituted all of the direct and indirect equity interests of the Daily Parties in the Company.

On May 6, 2011, iPayment completed the offering of the 10.25% Notes and the closing of the New Senior Secured Credit Facilities. Also on May 6, 2011, Holdings completed the offering of the Units. The majority of the proceeds from the offerings of the 10.25% Notes and the Units, together with borrowings under the New Senior Secured Credit Facilities, were used to (i) permanently repay all of the outstanding indebtedness under iPayment's then existing senior secured credit facilities; (ii) redeem and satisfy and discharge all of iPayment's then existing senior subordinated notes; (iii) redeem and satisfy and discharge all of Investors' then existing PIK toggle notes and (iv) pay fees and expenses in connection with the offerings. All of the remainder of such proceeds and borrowings were used to consummate the Equity Redemption on May 23, 2011, including payment of the transaction fees and other related fees and expenses discussed in Note 11.

Upon the closing of the Equity Redemption, Mr. Daily resigned as a director and officer, as applicable, of the General Partner, Investors and each of Investors' subsidiaries, including his former positions as iPayment's Chairman and Chief Executive Officer. In connection with Mr. Daily's resignation, Carl Grimstad became the new Chairman and Chief Executive Officer of iPayment and Mark Monaco, iPayment's Chief Financial Officer, became a member of iPayment's and Holdings' boards of directors. The Redemption Agreement includes covenants on the part of Mr. Daily not to compete with iPayment and its affiliates for one year, and not to solicit employees, independent sales agents and independent sales organizations and merchants of iPayment and its affiliates for three years, in each case from May 23, 2011, the closing date of the Equity Redemption.

The description set forth above is intended to be a summary only, is not complete and is qualified in its entirety by reference to the full and complete terms contained in the Redemption Agreement, a copy of which is included as Exhibit 99.1 to iPayment's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 13, 2011, which is incorporated herein by reference.

In accordance with ASC 805, "Business Combinations" the Company determined that a change of control occurred as a result of the Equity Redemption requiring assets and liabilities to be recorded at fair value. As part of the purchase accounting for the Equity Redemption, approximately $683.6 million was assigned to goodwill and $270.2 million was assigned to merchant portfolios and other intangible assets of iPayment. Of the amount assigned to merchant portfolios and other intangible assets, $188.7 million related to merchant portfolios, $65.5 million related to a trade name for iPayment, $13.4 related to residual cash flow streams, and the remaining $2.6 million was primarily attributable to software development and other intangible assets. The aforementioned amounts resulted in increases over the historical basis prior to the Equity Redemption, of $155.6 million and $127.5 million in goodwill and merchant portfolios and other intangible assets, respectively.

As part of the purchase accounting for the Equity Redemption, approximately $684.3 million was assigned to goodwill and $270.2 million was assigned to merchant portfolio and other intangible assets of Holdings. The aforementioned amounts resulted in increases over the historical basis prior to the Equity Redemption, of $156.3 million and $127.5 million in goodwill and merchant portfolios and other intangible assets, respectively.

If the Equity Redemption had occurred on January 1, 2010, we would have recorded additional amortization expense on our merchant processing portfolios of approximately $13.5 million for the nine months ended September 30, 2010. If the Equity Redemption had occurred on January 1, 2011, we would have recorded additional amortization expense on our merchant processing portfolios of approximately $6.6 million for the nine months ended September 30, 2011.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
2.	Summary of Significant Accounting Policies

Principles of Consolidation

The audited consolidated financial statements include the accounts of Holdings, iPayment and its wholly-owned subsidiaries iPayment of California, LLC, 1st National Processing, Inc., E-Commerce Exchange, Inc., iPayment of Maine, Inc., Online Data Corporation, CardSync Processing, Inc., CardPayment Solutions, LLC, TS Acquisition Sub, LLC, PCS Acquisition Sub, LLC, Quad City Acquisition Sub, Inc, NPMG Acquisition Sub, LLC, iFunds Cash Solutions, LLC, Cambridge Acquisition Sub, LLC, MSC Acquisition Sub, LLC, iScan Solutions, LLC, and iPayment Acquisition Sub, LLC. All significant accounts, transactions and profits between the consolidated companies have been eliminated in consolidation. Significant accounts and transactions between Holdings and its subsidiaries on the one hand, and their directors and officers on the other hand, are disclosed as related party transactions in Note 10 below.

Use of Estimates

The preparation of our financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of our financial statements. Estimates and assumptions also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue and Cost Recognition

Substantially all of our revenues are generated from fees charged to merchants for card-based payment processing services. We typically charge these merchants a bundled rate, primarily based upon each merchant's monthly charge volume and risk profile. Our fees principally consist of discount fees, which are a percentage of the dollar amount of each credit or debit transaction. We recognize discounts and other fees related to payment transactions at the time the merchant's transactions are processed. Related interchange and assessment costs are also recognized at that time. We derive the balance of our revenues from a variety of fixed transaction or service fees, including fees for monthly minimum charge volume requirements, statement fees, annual fees, payment card industry compliance fees, ancillary products and fees for other miscellaneous services, such as handling chargebacks. We recognize revenues derived from service fees at the time the service is performed.

We follow the requirements of EITF 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent, included in the Revenue Recognition Topic of ASC Topic 605, in determining our revenue reporting. Generally, where we have merchant portability, credit risk and ultimate responsibility for the merchant, revenues are reported at the time of sale on a gross basis equal to the full amount of the discount charged to the merchant. This amount includes interchange paid to card issuing banks and assessments paid to payment card associations pursuant to which such parties receive payments based primarily on processing volume for particular groups of merchants. Interchange fees are set by Visa and MasterCard and are based on transaction processing volume and are recognized at the time transactions are processed. Revenues generated from certain bank portfolios acquired as part of the First Data Merchant Services Corporation ("FDMS") acquisition are reported net of interchange, as required ASC Topic 605, because we may not have credit risk, portability or the ultimate responsibility for the merchant accounts.

Other costs of services include costs directly attributable to processing and bank sponsorship costs, which amounted to $23.8 million, $30.9 million, and $38.1 million for the years ended December 31, 2010, 2009, and 2008, respectively. They also include related costs such as residual payments to ISGs, which are commissions we pay to our ISGs based upon a percentage of the net revenues we generate from their merchant referrals, and assessment fees payable to card associations, which is a percentage of the charge volume we generate from Visa and MasterCard. In addition, other costs of services includes telecommunications costs, personnel costs, occupancy costs, losses due to merchant defaults, other miscellaneous merchant supplies and services expenses, bank sponsorship costs and other third-party processing costs directly attributable to our provision of payment processing and related services to our merchants.

Notes to audited consolidated financial statements – (Continued)

Other costs of services also include depreciation expense, which is recognized on a straight-line basis over the estimated useful life of the assets, and amortization expense, which is recognized using an accelerated method over a fifteen-year period. Amortization of intangible assets results from our acquisitions of portfolios of merchant contracts or acquisitions of a business where we allocated a portion of the purchase price to the existing merchant processing portfolios and other intangible assets.

Selling, general and administrative expenses consist primarily of salaries and wages, as well as other general administrative expenses such as professional fees.

Cash and Cash Equivalents

For purposes of reporting financial condition and cash flows, cash and cash equivalents include cash and securities with original maturities of three months or less. Our cash accounts at various banks are insured by the Federal Deposit Insurance Corporation without limit through the Dodd-Frank Provision, effective from December 31, 2010 through December 31, 2012.

Restricted Cash

Restricted cash represents funds held-on-deposit with processing banks pursuant to agreements to cover potential merchant losses, and funds held by lending institutions pursuant to loan agreements to provide additional collateral.

Accounts Receivable, net

Accounts receivable are primarily amounts due from our clearing and settlement banks from revenues earned, net of related interchange and bank processing fees, as required by GAAP, on transactions processed during the month ending on the balance sheet date. Such balances are typically received from the clearing and settlement banks within 30 days following the end of each month. The allowance for doubtful accounts as of December 31, 2010 and 2009 was $0.7 million and $0.9 million, respectively. We record allowances for doubtful accounts when it is probable that the accounts receivable balance will not be collected.

Property and Equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method for financial reporting purposes and primarily accelerated methods for tax purposes. For financial reporting purposes, equipment is depreciated over two to five years. Leasehold improvements are amortized over the useful life of the asset. Depreciation expense for property and equipment for the years ended December 31, 2010, 2009, and 2008 was $1.5 million, $1.9 million, and $1.6 million, respectively. Maintenance and repairs are charged to expense as incurred. Expenditures for renewals and improvements that extend the useful life are capitalized.

Intangible Assets, net

Intangible assets primarily include merchant accounts from portfolio acquisitions (i.e. the right to receive future cash flows related to transactions of these applicable merchants). For additional information regarding our recent acquisitions, see Note 3 below. We utilize an accelerated method of amortization over a fifteen-year period, which we believe approximates the distribution of actual cash flows generated by our merchant processing portfolios. All other intangible assets are amortized using the straight-line method over an estimated life of three to seven years. In addition, we have implemented both quarterly and annual procedures to determine whether a significant change in the trend of the current attrition rates being used exists on a portfolio by portfolio basis. In reviewing the current attrition rate trends, we consider relevant benchmarks such as merchant processing volume, revenues, gross profit and future expectations of the aforementioned factors versus historical amounts and rates. If we identify any significant changes or trends in the attrition rate of any portfolio, we will adjust our current and prospective estimated attrition rates so that the amortization expense would better approximate the distribution of actual cash flows generated by the merchant processing portfolios. Any adjustments made to the amortization schedules would be reported in the current consolidated statements of operations and on a prospective basis until further evidence becomes apparent. We identified an unfavorable trend of the attrition rates being used during the year ended December 31, 2008 on some of our portfolios. Accordingly, we recorded an increase to amortization expense of approximately $2.4 million to better approximate the distribution of actual cash flows generated by the merchant processing portfolios. This trend continued during the first half of 2009, during which we recorded an increase to amortization expense of $2.1 million to better approximate the distribution of cash flows generated by the merchant processing portfolios.

We monitor indicators of impairment on our merchant processing portfolios on a periodic basis and at least on a quarterly basis. Further, we perform quantitative tests quarterly or annually (annually for portfolios that are smaller in value) by estimating the cash flows over the remaining useful life of each portfolio and comparing to its carrying value. To the extent that the estimated cash flows exceed the carrying value of each portfolio, no impairment of the value of the portfolio is necessary. The sum of the cash flows exceeded the carrying value of each portfolio during the years ended December 31, 2010 and 2009. Therefore, we concluded that there were no instances of impairment on our merchant processing portfolios as of those dates.

Estimated useful lives are determined for merchant processing portfolios based on the life of the expected cash flows from the underlying merchant accounts and for other intangible assets primarily over the remaining terms of the contracts. For the years ended December 31, 2010, 2009, and 2008, amortization expense related to intangible assets was $39.0 million, $43.7 million, and $36.3 million, respectively. As of December 31, 2010, estimated amortization expense for each of the five succeeding years is expected to be as follows (in thousands):

Year Ended December 31,	Amount
2011	$37,942
2012	31,380
2013	23,584
2014	17,886
2015	12,752

Estimated future amortization expense is based on intangible amounts recorded as of December 31, 2010. Actual amounts will increase if additional amortizable intangible assets are acquired.

Goodwill

We follow ASC 350 "Intangibles — Goodwill and Other Topics," which addresses financial accounting and reporting for acquired goodwill and other intangible assets, and requires that goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill is subject to at least an annual assessment for impairment and in addition, if facts and circumstances indicate goodwill may be impaired, we perform a recoverability evaluation. In accordance with ASC 350, the recoverability analysis is based on fair value. The calculation of fair value includes a number of estimates and assumptions, including projections of future income and cash flows, the identification of appropriate market multiples of other publicly traded institutions in our industry, the current economic environment, and the choice of an appropriate discount rate.

We completed our most recent annual goodwill impairment review as of July 31, 2010, and updated our review as of December 31, 2010, using the present value of future cash flows to determine whether the fair value of the reporting unit exceeded the carrying amount of the net assets, including goodwill. All goodwill impairment testing includes an independent third party valuation. We determined that no impairment charge to goodwill was required as the fair value of our reporting unit sufficiently exceeded the carrying value.

Notes to audited consolidated financial statements – (Continued)

Impairment of Long-Lived Assets

We periodically evaluate the carrying value of long-lived assets, in relation to the respective projected future undiscounted cash flows, to assess recoverability. An impairment loss is recognized if the sum of the expected net cash flows is less than the carrying amount of the long-lived assets being evaluated. The difference between the carrying amount of the long-lived assets being evaluated and the fair value, calculated as the sum of the expected cash flows discounted at a market rate, represents the impairment loss. Based on the analyses we performed as of December 31, 2010, we concluded that none of our long-lived assets were impaired.

Other Assets

Other assets at December 31, 2010 and 2009, include approximately $1.0 million and $0.1 million, respectively, of notes receivable (the current portions of $0.5 million and $0.7 million are included in prepaid expenses and other current assets at December 31, 2010 and 2009, respectively), representing amounts advanced to sales agents. The notes bear interest at amounts ranging from 6% to 15%, and are payable back to us through 2015. We secure the loans by the ISG's assets, including the rights they have to receive residuals and the fees generated by the merchants they refer to us and any other accounts receivable and typically by obtaining personal guarantees from the individuals who operate the ISGs.

Also included in other assets at December 31, 2010 and 2009, are approximately $6.2 million and $8.7 million of debt issuance costs (net of accumulated amortization of $10.3 million and $8.1 million, respectively), which are being amortized over the terms of the related debt agreements using the straight-line method which approximates the effective interest method. Other assets also include sales-type leases held for investment, which are stated at the present value of the future minimum lease payments and estimated residual values discounted at the rate implicit in the lease, net of allowances for losses. There were no sales-type leases held for investment included in other assets at December 31, 2010, and approximately $0.1 million at December 31, 2009.

Reserve for Losses on Merchant Accounts

We maintain a reserve for merchant losses necessary to absorb chargeback and other losses for merchant transactions that have been previously processed and which have been recorded as revenue. We analyze the adequacy of our reserve for merchant losses each reporting period. The reserve for merchant losses is comprised of three components: (1) specifically identifiable reserves for merchant transactions for which losses are probable and estimable, (2) a calculated reserve based upon historical loss experience applied to the previously processed transactions, and (3) a management analysis component for concentration issues and general macroeconomic and other factors. The reserve for losses on merchant accounts is decreased by merchant losses (arising primarily from chargebacks) and is increased by provisions for merchant losses and recoveries of merchant losses. Provisions for merchant losses of $3.5 million, $4.9 million, and $4.2 million for the years ended December 31, 2010, 2009, and 2008, respectively, are included in other costs of services in the accompanying audited consolidated statements of operations. At December 31, 2010 and 2009, our reserve for losses on merchant accounts included in accrued liabilities and other totaled $1.4 million and $1.5 million, respectively.

We also maintain a reserve for merchant advance losses. In 2007, we began, on a selective basis, offering advances to prospective and current merchants based on expected future processing volume. We stopped offering new merchant advances to our customers in 2008. During the term of our existing advances, there is risk that an advance may be deemed uncollectible. We evaluate the risk of potential loss for each advance and record a loss reserve accordingly. Our receivable for merchant advances was fully reserved for at December 31, 2010.

Financial Instruments

ASC 820 "Fair Value Measurement and Disclosures" establishes a framework for measuring fair value and a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

•	Level 1: Observable quoted prices in active markets for identical assets and liabilities.

•

Level 2: Observable quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.

•

Level 3: Model-based techniques that use at least one significant assumption not observable in the market. These unobservable assumptions reflect estimates of assumptions that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash-flow models and similar techniques.

We believe the carrying amounts of financial instruments at December 31, 2010 approximate fair value. Due to the short maturities of the cash and cash equivalents and accounts receivable, carrying amounts approximate the respective fair values. The carrying value of iPayment's senior subordinated notes, net of discount, was $193 million at December 31, 2010. We estimate the fair value to be approximately $182 million, considering executed trades occurring around December 31, 2010. The carrying value of iPayment's previously existing senior secured credit facilities was $421 million at December 31, 2010. We estimate the fair value to be approximately $407 million, considering executed trades occurring around December 31, 2010. The fair value of iPayment's senior subordinated notes and previously existing senior secured credit facilities were estimated using direct and indirect observable market information and are classified within Level 2 of the fair value hierarchy, as defined by ASC 820.

Derivative Financial Instruments

The Company uses certain variable rate debt instruments to finance its operations. These debt obligations expose the Company to variability in interest payments due to changes in interest rates. If interest rates increase, interest expense increases. Conversely, if interest rates decrease, interest expense also decreases.

The Company may enter into certain derivative instruments to manage fluctuations in cash flows resulting from interest rate risk. Historically, these instruments have consisted solely of interest rate swaps. Under the interest rate swaps, the Company historically received variable interest rate payments and made fixed interest rate payments, thereby effectively creating fixed-rate debt. The Company enters into derivative instruments solely for cash flow hedging purposes and does not speculate using derivative instruments.

The Company accounts for its derivative financial instruments in accordance with ASC 815 "Derivatives and Hedging." Under ASC 815, we recognized all derivatives as either other assets or other liabilities, measured at fair value. Under iPayment's previously existing senior secured credit facilities, we were required to hedge at least 50% of the outstanding balance through May 10, 2008, and accordingly, we entered into interest rate swap agreements with a total notional amount of $260.0 million. These swap agreements expired on December 31, 2010, and our interest rate swap balance at that date was $0. ASC 815 also requires that any ineffectiveness in the hedging relationship, resulting from differences in the terms of the hedged item and the related derivative, be recognized in earnings each period. The underlying terms of our interest rate swaps, including the notional amount, interest rate index, duration, and reset dates, were identical to those of the associated debt instruments and therefore the hedging relationship resulted in no material ineffectiveness. Accordingly, such derivative instruments were classified as cash flow hedges, and any changes in the fair value of the derivative instruments were previously included in accumulated other comprehensive income (loss) in our consolidated balance sheets.

Income Taxes

We account for income taxes in accordance with ASC 740 "Income Taxes." ASC 740 clarifies the accounting and reporting for uncertainties in income tax law by prescribing a comprehensive model for the financial statement recognition, measurement, presentation and disclosure for uncertain tax positions taken or expected to be taken in income tax returns. Under this method, deferred tax assets and liabilities are recorded to reflect the future tax consequences attributable to the effects of differences between the carrying amounts of existing assets and liabilities for financial reporting and for income tax purposes.

Deferred taxes are calculated by applying enacted statutory tax rates and tax laws to future years in which temporary differences are expected to reverse. The impact on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that the rate change is enacted. A deferred tax valuation reserve is established if it is more likely than not that a deferred tax asset will not be realized.

Advertising Costs

We recognize advertising costs as incurred. For the years ended December 31, 2010, 2009, and 2008, advertising costs were $142,000, $148,000, and $146,000, respectively, and were included in selling, general and administrative expenses.

Noncontrolling Interest

We previously owned a 20% interest in a joint venture, Central Payment Co, LLC ("CPC"). However, during the fourth quarter of 2009, we sold our 20% interest in CPC for $4.3 million. The sale of our equity caused us to deconsolidate CPC and to recognize a deferred gain of $2.8 million that will be recognized as income over a three-year period. As of December 31, 2010, we had $0.9 million of short-term deferred gain within "Accrued liabilities and other" and $0.8 million of long-term deferred gain within "Other liabilities" on our consolidated balance sheets. We recognized $0.2 million of gain during the fourth quarter of 2009 within "Other income" on our consolidated statements of operations. Although the sale of our equity in CPC does not require pro forma disclosure within our financial statements, within Note 14 to the audited consolidated financial statements we have provided pro forma quarterly financial information presenting the effect of CPC as a deconsolidated entity. We have also included unaudited pro forma quarterly results from 2009 that remove the operating results of CPC resulting from the sale of our equity in CPC. There was no remaining noncontrolling interest at December 31, 2010 and 2009 due to the sale of our equity interest in CPC.

We also previously owned a 51% interest in a second joint venture, iPayment ICE of Utah, LLC ("ICE"). However, during the third quarter of 2008, we acquired the remaining 49% of ICE for less than $0.1 million, which caused ICE to be wholly-owned. We accounted for our investments pursuant to the provisions of ASC 810 "Consolidation." Under this method, if a business enterprise has a controlling financial interest in or is the primary beneficiary of a variable interest entity, the assets, liabilities, and results of the activities of the variable interest entity should be included in consolidated financial statements with those of the business enterprise. As a result, we considered CPC a variable interest entity, and as the primary beneficiary during our time as an equity holder, we consolidated CPC. During the quarter ended March 31, 2009 and the quarter ended September 30, 2009, CPC made distributions of profits to the Company and the majority shareholders of CPC. The distributions to the majority shareholders reduced our noncontrolling interest balance prior to the sale of our equity.

Common Stock

iPayment and Holdings have 100 shares of common stock and 20 shares of common stock, respectively, issued and outstanding at December 31, 2010. The Company has elected not to present earnings per share data as management believes such presentation would not be meaningful.

New Accounting Pronouncements

In May 2009, the FASB issued SFAS No. 165, Subsequent Events ("SFAS 165"), which establishes general standards of accounting for and disclosure of subsequent events that occur after the balance sheet date. SFAS 165 is effective for financial statements ending after June 15, 2009. The guidance in SFAS No. 165 is included in the Subsequent Events Topic of FASB ASC Topic 855.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-05, Fair Value Measurements and Disclosures (Topic 820) — Measuring Liabilities at Fair Value. This update provides clarification for the fair value measurement of liabilities in circumstances in which a quoted price in an active market for an identical liability is not available. This update is effective for interim periods beginning after August 28, 2009. The adoption of this standard did not have a material effect on our financial position or results of operations. The guidance in this ASU is included in the Investments and Fair Value Measurements and Disclosures Topics of FASB ASC Topic 820.

Acquisitions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Acquisitions [Abstract]
Acquisitions
3.	Acquisitions

There were no acquisitions of businesses during 2011 that were significant enough to require pro forma disclosure.

In June 2011, we entered into a purchase and sale agreement with a new ISG, whereby we acquired a portfolio of merchant accounts. Consideration at closing was $3.6 million in cash, which was funded at closing from borrowings under our revolving facility.

In August 2011, we entered into a purchase and sale agreement with an existing ISG, whereby we acquired a portfolio of merchant accounts. Consideration at closing was $2.5 million in cash, which was funded at closing from borrowings under our revolving facility.

In August 2011, we entered into a purchase and sale agreement with an existing ISG, whereby we acquired a portfolio of merchant accounts. Consideration at closing was $11.0 million in cash, which was funded at closing from borrowings under our revolving facility.

In September 2011, we entered into a purchase and sale agreement with an existing ISG, whereby we acquired a portfolio of merchant accounts. Consideration at closing was $7.2 million in cash, which was funded at closing from borrowings under our revolving facility.

3.	Acquisitions

The effective date of each of the acquisitions discussed in this Note 3 is the date the acquisition was recognized in our financial statements, unless otherwise noted. For the years ended December 31, 2010, 2009, and 2008, amortization expense related to our merchant processing portfolios and other intangible assets was $39.0 million, $43.7 million, and $36.3 million, respectively.

Earnout Payments

Certain purchase agreements for acquisitions made in prior periods contained earnout payments based on the subsequent performance of the business acquired. As the terms of these earnout provisions are met, we accrue the amount owed in our consolidated balance sheets and record an increase to goodwill. We provided for $2.5 million in earnout payments in 2008. There were no earnout provisions provided for in 2009 and 2010.

Other Acquisitions

We made various purchases of residual cash flow streams and one business, Cambridge Payment Systems LLC ("Cambridge"), collectively totaling $14.1 million during 2007. Cambridge was acquired on December 28, 2007, and the results of operations were included in our consolidated statements of operations beginning January 1, 2008. Consideration for this acquisition included cash at closing and a contingent payment based upon future performance over three years. The Cambridge acquisition was recorded under the purchase method. The purchase prices for the residual cash flow streams and merchant processing portfolios were primarily assigned to intangible assets and are amortized over their expected useful lives. As a result of the Cambridge acquisition, we recorded approximately $4.6 million of intangible assets and $8.3 million of goodwill during 2007.

In April 2008, we entered into an agreement to purchase substantially all of the assets and to assume certain liabilities of Merchant Service Center ("MSC"), an ISG with a portfolio of over 7,000 merchants. Consideration included cash at closing and contingent payments based on performance in 2008, 2009, and 2010. MSC is a provider of card-based payment transaction processing services. The acquisition was recorded under the purchase method with the total consideration allocated to the fair value of assets acquired and liabilities assumed. The operating results of MSC were included in our consolidated financial statements beginning April 1, 2008. As a result of the MSC acquisition, we recorded approximately $10.2 million of intangible assets and $11.5 million of goodwill.

In November 2009, iPayment entered into a purchase and sale agreement with the shareholders of Central Payment Co., LLC ("CPC"), whereby iPayment acquired a merchant portfolio consisting of approximately 8,000 merchants from CPC. The transaction was effective as of November 1, 2009. Consideration at closing was $23.8 million in cash. As a result of the portfolio purchase, iPayment recorded $23.8 million of intangible assets.

In November 2010, iPayment entered into a purchase and sale agreement with the shareholders of Flagship Merchant Services ("Flagship"), whereby iPayment acquired a merchant portfolio of 8,400 merchant accounts from Flagship. The consideration included cash at closing from our cash on hand and from borrowings under our then existing revolving facility. The effect of the portfolio acquisition was included in our consolidated statements of operations beginning October 1, 2010. Consideration at closing was $20.0 million in cash.

In December 2010, we entered into a purchase and sale agreement with an existing ISG whereby we acquired a merchant portfolio of approximately 2,500 merchant accounts. Consideration at closing was $5.0 million in cash which was funded from borrowings under our then existing revolving facility. The effect of the portfolio acquisition was included in our consolidated financial statements beginning December 1, 2010.

Details Of Balance Sheet Accounts	12 Months Ended
Dec. 31, 2010
Details Of Balance Sheet Accounts [Abstract]
Details of Balance Sheet Accounts
4.	Details of Balance Sheet Accounts

	December 31,
	2010	2009
	(In thousands)
Property and Equipment, net:
Machinery and equipment	$4,636	$3,665
Furniture and fixtures	1,068	1,336
Leasehold improvements	601	457
Computer software and equipment	4,103	4,454

	10,408	9,912
Less: accumulated depreciation	(5,642)	(5,239)

	$4,766	$4,673

Goodwill:
Beginning balance	$527,978	$527,912
Acquired during the period	—	—
Divested during the period	—	(212)
Adjustments to goodwill acquired in prior period	—	278

	$527,978	$527,978

Other Intangibles	9 Months Ended
Sep. 30, 2011
Other Intangibles [Abstract]
Other Intangibles
4.	Other Intangibles

Payments for Prepaid Residual Expenses

During the first nine months of 2011, we made payments totaling $1.6 million to several ISGs in exchange for contract modifications which lower our obligations for future payments of residuals to them. These payments have been assigned to intangible assets in the accompanying consolidated balance sheets and are amortized over their expected useful lives.

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies
9.	Commitments and Contingencies

Legal Proceedings

We are subject to certain legal proceedings that have arisen in the ordinary course of our business and have not been fully adjudicated. Although the ultimate outcome of such legal proceedings cannot be predicted with certainty, based on information currently available, advice of counsel, and available insurance coverage, in our opinion, the outcome of such legal proceedings is not expected to have a material adverse effect on our business, financial condition or results of operations. However, the outcome of any such legal proceedings cannot be predicted with certainty and in the event of unexpected future developments, it is possible that the ultimate resolution of one or more of these matters could be unfavorable. Our failure to prevail in one or more of these legal matters could, individually or in the aggregate, materially adversely affect our consolidated financial position or operating results. Regardless of the outcome, any litigation may require us to incur significant litigation expenses and may result in significant diversion of management's attention. All litigation settlements are recorded within other expense on our consolidated statements of operations.

5.	Commitments and Contingencies

Leases

Our facilities include locations in Nashville, Tennessee; Westlake Village, California; Minden, Nevada; Novi, Michigan; and Akron, Ohio. Our future minimum lease commitments under noncancelable leases are as follows at December 31, 2010 (in thousands):

Year Ended December 31,	Amount
2011	1,325
2012	1,161
2013	1,096
2014	938
2015	822
Thereafter	3,461

Total	$8,803

Total rent expense for the years ended December 31, 2010, 2009, and 2008 was $2.0 million, $2.3 million, and $2.1 million, respectively.

Minimum Processing Commitments

We have non-exclusive agreements with several processors to provide us services related to transaction processing and transmittal, transaction authorization and data capture, and access to various reporting tools. Certain of these agreements require us to submit a minimum monthly number of transactions for processing. If we submit a number of transactions that is lower than the minimum, we are required to pay to the processor the fees that it would have received if we had submitted the required minimum number of transactions. As of December 31, 2010, such minimum fee commitments were as follows (in thousands):

Year Ended December 31,	Amount
2011	4,593
2012	329
2013	—
2014	—
2015	—
Thereafter	—
Total	$4,922

In conjunction with our purchase of a merchant portfolio from FDMS in 2004, we also entered into service agreements with FDMS (the "Service Agreements"), pursuant to which FDMS agreed to perform certain data processing and related services with respect to the acquired merchant contracts through 2011. In consideration for entering into the Service Agreements, we are required to pay FDMS a processing fee related to these accounts of at least 70% of the amount paid during the immediately preceding year. The minimum commitments for years after 2010 included in the table above are based on the preceding year minimum amounts. The actual minimum commitments for such years may vary based on actual fees paid in the preceding years.

We also have agreed to utilize FDMS to process at least 75% of our consolidated transaction sales volume in any calendar year through 2011. The minimum commitments for such years are not calculable as of December 31, 2010, and are excluded from this table.

Contingent Acquisition Price Obligations

Certain of our acquisitions include purchase price escalations that are contingent upon future performance. For acquisitions prior to January 1, 2009 (the effective date of SFAS 141R), we accrue such obligations once all contingencies are met. There were no contingent purchase price obligations accrued at December 31, 2010.

Reserves on Merchant Accounts

Some of our merchants are required to maintain reserves (cash deposits) that are used to offset chargebacks incurred. Our sponsoring banks hold these reserve cash deposits related to our merchant accounts as long as there is an exposure to loss resulting from a merchant's processing activity. As of December 31, 2010, these reserve cash deposits totaled approximately $38.1 million. We have no legal title to the cash accounts maintained at the sponsor bank in order to cover potential chargeback and related losses under the applicable merchant agreements. We also have no legal obligation to these merchants with respect to these reserve cash accounts, and accordingly, we do not include these accounts and the corresponding obligation to the merchants in our consolidated financial statements.

If a billing dispute between a merchant and a cardholder is not ultimately resolved in favor of the merchant, the disputed transaction is "charged back" to the merchant's bank and credited to the account of the cardholder. After the chargeback occurs, we attempt to recover the chargeback either directly from the merchant or from the merchant's reserve account. If we or our sponsoring banks are unable to collect the chargeback from the merchant's account, or, if the merchant refuses or is financially unable due to bankruptcy or other reasons, to reimburse the merchant's bank for the chargeback, we bear the loss for the amount of the refund paid to the cardholder's bank. At December 31, 2010 and 2009, our reserve for losses on merchant accounts included in accrued liabilities and other totaled $1.4 million and $1.5 million, respectively.

Legal

We are subject to certain legal proceedings that have arisen in the ordinary course of our business and have not been fully adjudicated. Although the ultimate outcome of these legal proceedings cannot be predicted with certainty, based on information currently available, advice of counsel, and available insurance coverage, in our opinion, the outcome of such legal proceedings is not expected to have a material adverse effect on our business, financial condition or results of operations. However, the results of legal proceedings cannot be predicted with certainty and in the event of unexpected future developments, it is possible that the ultimate resolution of one or more of these matters could be unfavorable. Should we fail to prevail in any of these legal matters or should several of these legal matters be resolved against us in the same reporting period, our consolidated financial position or operating results could be materially adversely affected. Regardless of the outcome, any litigation may require us to incur significant litigation expenses and may result in significant diversion of management's attention. All litigation settlements are recorded within other expense on our consolidated statements of operations.

Investments	12 Months Ended
Dec. 31, 2010
Investments [Abstract]
Investments
6.	Investments

Investments in Merchant Advances

In 2007, we began, on a selective basis, offering advances to prospective and current merchants based on expected future processing volume. We stopped offering new merchant advances to our customers in 2008. Our merchant advances are reflected in "Investment in merchant advances" in the consolidated balance sheets. Investments in merchant advances were $0, net of allowance for doubtful accounts of $0.4 million, at December 31, 2010 and $0, net of allowance for doubtful accounts of $0.5 million, at December 31, 2009. The allowance for doubtful accounts is further described in "Reserve for Losses on Merchant Accounts" within Note 2 above.

Payments for Prepaid Residual Expenses

During the year ended December 31, 2010, we made payments totaling $6.3 million to several ISGs in exchange for contract modifications which lower our obligations for future payments of residuals to them. These payments have been assigned to intangible assets in the accompanying consolidated balance sheets and are amortized over their expected useful lives.

Long-Term Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Long-Term Debt [Abstract]
Long-Term Debt
5.	Long-Term Debt

	As of September 30, 2011
	iPayment, Inc.	iPayment Holdings, Inc.
($ in thousands)	(unaudited)	(unaudited)
Long-term debt:
10.25% Notes	$400,000	$400,000
15.00%/15.00% Notes	—	125,000
Discount on 15.00%/15.00% Notes, net of amortization of $62	—	(1,104)
New Senior Secured Credit Facilities	374,000	374,000
Discount on New Senior Secured Credit Facilities	(1,771)	(1,771)

Total long-term debt	$772,229	$896,125

On May 6, 2011, iPayment completed an offering of $400.0 million in aggregate principal amount of 10.25% Senior Notes due 2018 and Holdings completed an offering of 125,000 Units, consisting of $125.0 million in aggregate principal amount of 15.00%/15.00% Senior Notes due 2018 and 125,000 Warrants. iPayment also completed the closing of its $450.0 million New Senior Secured Credit Facilities. The majority of the proceeds from the offerings of the 10.25% Notes and the Units, together with borrowings under the New Senior Secured Credit Facilities, were used to (i) permanently repay all of the outstanding indebtedness under iPayment's then existing senior secured credit facilities; (ii) redeem and satisfy and discharge all of iPayment's then existing senior subordinated notes; (iii) redeem and satisfy and discharge all of Investors' then existing PIK toggle notes and (iv) pay fees and expenses in connection with the offerings. All of the remainder of such proceeds and borrowings were used to consummate the Equity Redemption on May 23, 2011, including payment of the transaction fees and other related fees and expenses discussed in Note 11.

10.25% Notes

The 10.25% Notes were issued pursuant to an indenture, dated as of May 6, 2011 (the "10.25% Notes Indenture"), among the Company, each of the guarantors identified therein and Wilmington Trust FSB (predecessor to Wilmington Trust, National Association), as trustee (the "Trustee"). iPayment will pay interest on the 10.25% Notes in cash on November 15 and May 15 of each year at a rate of 10.25% per annum. Interest on the 10.25% Notes will accrue from and including the issue date of the 10.25% Notes, and the first interest payment date will be November 15, 2011. The 10.25% Notes will mature on May 15, 2018. The 10.25% Notes Indenture contains covenants that, among other things, restrict iPayment and its restricted subsidiaries' ability to pay dividends, redeem stock or make other distributions or restricted payments, make certain investments, incur or guarantee additional indebtedness, create liens, agree to dividend and payment restrictions affecting restricted subsidiaries, consummate mergers, consolidations or other business combinations, designate subsidiaries as unrestricted, change its or their line of business, or enter into certain transactions with affiliates. The covenants in the 10.25% Notes Indenture generally permit iPayment to distribute funds to Holdings, iPayment's direct parent, to make interest payments on the 15.00%/15.00% Notes to the extent required to be paid in cash by the terms of the indenture governing such notes and for certain other operating expenses of Holdings.

Notes to unaudited consolidated financial statements – (Continued)

The 10.25% Notes Indenture also provides for customary events of default including non-payment of principal, interest or premium, failure to comply with covenants, and certain bankruptcy or insolvency events.

New Senior Secured Credit Facilities

iPayment also entered into a Credit Agreement, dated May 6, 2011 (the "Credit Agreement"), with Holdings, the subsidiaries of iPayment identified therein as guarantors, JPMorgan Chase Bank, N.A. and the other lenders party thereto. The New Senior Secured Credit Facilities consist of (i) a six-year, $375.0 million term facility and (ii) a five-year, $75.0 million revolving facility, which includes a swing line loan facility and letter of credit facility and is available from time to time until the fifth anniversary of the closing date of the New Senior Secured Credit Facilities (or in the case of the letter of credit facility, five business days prior to the fifth anniversary). The terms of the New Senior Secured Credit Facilities give iPayment the ability, subject to certain conditions, to request an increase in the amount of the revolving facility in an aggregate amount of up to $25.0 million.

The interest rates under the New Senior Secured Credit Facilities (other than in respect to swing line loans, which will accrue interest at the base rate described below) are calculated, at iPayment's option, at either the Eurodollar rate (which is the higher of BBA LIBOR, and in respect of the term facility, 1.50%) or the base rate (which is the highest of JPMorgan Chase Bank, N.A.'s prime rate, the Federal Funds effective rate plus 0.50%, the one-month Eurodollar rate plus 1.00%, and in respect of the term facility, 2.50%) plus, in each case, the applicable margin which differs for the term facility and the revolving facility (and, which in the case of the revolving facility is subject to adjustment based on a pricing grid set forth in the Credit Agreement). Overdue principal, interest, fees and other amounts bear interest at a rate that is 2.00% above the rate then borne by such borrowing or the base rate in respect of the term facility, as applicable. iPayment also pays a quarterly commitment fee equal to 0.625% on the unused portion of the revolving facility which can decline to 0.375% of such unused portion based upon our consolidated leverage ratio as determined in accordance with the related pricing grid set forth in the Credit Agreement.

At September 30, 2011, iPayment had $358.7 million of term loans outstanding, net of discount of $1.8 million at a weighted average interest rate of 5.75% and $13.5 million of borrowings under its revolving facility.

The Credit Agreement contains certain customary covenants that, subject to certain exceptions, restrict iPayment and its subsidiaries' ability to, among other things (i) declare dividends or redeem or repurchase equity interests by iPayment or its subsidiaries; (ii) prepay, redeem or purchase certain debt; (iii) incur liens and engage in sale-leaseback transactions; (iv) make loans and investments; (v) incur additional indebtedness; (vi) amend or modify specified debt and other material agreements; (vii) engage in mergers, acquisitions and asset sales; (viii) change accounting policies; (ix) become a general partner; (x) enter into speculative transactions; (xi) transact with affiliates; and (xii) engage in businesses that are not related to iPayment's existing business. In addition, under the Credit Agreement, iPayment will be required to comply (subject to a right to cure in certain circumstances) with specified financial ratios and tests, including a minimum consolidated interest coverage ratio and a maximum senior secured leverage ratio.

In addition, the Credit Agreement contains certain customary affirmative covenants, including requirements for financials reports and other notices from iPayment.

Events of default, which are subject to grace periods and exceptions, as set forth in the Credit Agreement include, among others: (i) iPayment's failure to pay principal or interest or any other amount when due under the Credit Agreement; (ii) any representation or warranty proving to have been materially incorrect; (iii) covenant defaults; (iv) judgment defaults; (v) customary ERISA defaults; (vi) invalidity of loan documents or impairment of collateral; (vii) events of bankruptcy; (viii) a change of control; (ix) cross-default to material debt; and (x) cancellation or termination of a material contract, in certain circumstances.

Notes to unaudited consolidated financial statements – (Continued)

15.00%/15.00% Notes

The 15.00%/15.00% Notes were issued pursuant to an indenture, dated as of May 6, 2011 (the "15.00%/15.00% Notes Indenture"), between Holdings and the Trustee. Interest on the 15.00%/15.00% Notes will accrue from and including the issue date of the 15.00%/15.00% Notes, and the first interest payment date will be November 15, 2011. The 15.00%/15.00% Notes will mature on November 15, 2018. For any interest period through and including May 15, 2015, Holdings may elect to pay interest on the 15.00%/15.00% Notes (i) entirely in cash ("cash interest") or (ii) pay interest on 50% of the outstanding principal amount of the 15.00%/15.00% Notes in cash interest and on 50% of the outstanding principal amount of the 15.00%/15.00% Notes by increasing the principal amount of the outstanding 15.00%/15.00% Notes or by issuing additional 15.00%/15.00% Notes ("PIK interest"). Notwithstanding the foregoing, Holdings will pay cash interest on the 15.00%/15.00% Notes to the extent that iPayment would, on the date notice of such election is required to be made, be permitted pursuant to its debt agreements to pay a dividend or distribution to Holdings in an amount sufficient to pay such cash interest on the relevant interest payment date. After May 15, 2015, Holdings will pay cash interest on the 15.00%/15.00% Notes, subject to certain rights to pay partial PIK interest for up to two additional interest periods.

Cash interest and PIK interest each accrue at a rate of 15.00% per annum. If Holdings' leverage ratio exceeds 7.25 to 1.00 as of the most recent quarter end prior to an interest payment date, then for the interest period ending on such date, the interest rate will be retroactively increased by 2.00% in the form of PIK interest. The 15.00%/15.00% Notes will bear interest on the increased principal amount thereof from and after the applicable interest payment date on which a payment of PIK interest is made. Holdings must elect the form of interest payment with respect to each interest period not later than the beginning of each interest period. In the absence of such an election, Holdings will pay interest according to the election for the previous interest period. Interest for the first interest period will be paid 50% as cash interest and 50% as PIK interest.

The 15.00%/15.00% Notes Indenture contains covenants that, among other things, restrict Holdings and its restricted subsidiaries' ability to pay dividends, redeem stock or make other distributions or restricted payments, make certain investments, incur or guarantee additional indebtedness, create liens, agree to dividend and payment restrictions affecting restricted subsidiaries, consummate mergers, consolidations or other business combinations, designate subsidiaries as unrestricted, change its or their line of business, or enter into certain transactions with affiliates. The 15.00%/15.00% Notes Indenture also provides for customary events of default including non-payment of principal, interest or premium, failure to comply with covenants, and certain bankruptcy or insolvency events.

The 125,000 Units issued by Holdings on May 6, 2011, consists of $125.0 million in aggregate principal amount of 15.00%/15.00% Notes and Warrants to purchase 125,000 shares of common stock at $0.01 per share, subject to adjustment upon the occurrence of certain events described in the warrant agreement entered into by Holdings and Wilmington Trust, National Association (as successor to Wilmington Trust FSB) (the "Warrant Agreement"). The proceeds from the issuance of the Units were allocated between the 15.00%/15.00% Notes and the Warrants based on the relative fair value of the items. The fair value of the Warrants was computed using the following assumptions:

Notes to unaudited consolidated financial statements – (Continued)

As of May 23, 2011
Common stock at fair market value	$9.43
Exercise Price	$0.01
Term	7.5 years
Volatility	42.68%
Risk-free interest rate	2.54%
Dividend yield	—

The total proceeds from the issuance of the Units was $121.8 million, net of issuance costs of $3.2 million. The valuation resulted in $1.2 million of the gross proceeds being allocated to the Warrants and accordingly, was recorded as a debt discount as of May 23, 2011. The Warrants will be exercisable during the period commencing at the opening of business on the Separation Date (as defined in the Warrant Agreement) and ending at 5:00 p.m., New York City time, on November 15, 2018. See Note 12 for further discussion of the separation of the 15.00%/15.00% Notes and the Warrants.

The descriptions set forth in this Note 5 are intended to be summaries only, are not complete and are qualified in their entirety by reference to the full and complete terms contained in the 10.25% Notes Indenture (including the form of the notes attached thereto), the 15.00%/15.00% Notes Indenture (including the form of the notes attached thereto), the Credit Agreement and the Warrant Agreement. Copies of the 10.25% Notes Indenture and the Credit Agreement are included as Exhibits 4.1 and 10.1, respectively, to iPayment's Current Report on Form 8-K filed with the SEC on May 12, 2011, and copies of the 15.00%/15.00% Notes Indenture and the Warrant Agreement are included as Exhibits 4.3 and 10.29, respectively, to this Registration Statement on Form S-4, which, in each case, are incorporated herein by reference.

iPayment and its consolidated subsidiaries had net capitalized debt issuance costs related to the New Senior Secured Credit Facilities of $10.3 million and net capitalized debt issuance costs related to the 10.25% Notes of $9.7 million as of September 30, 2011. Holdings and its consolidated subsidiaries had net capitalized debt issuance costs related to the 15.00%/15.00% Notes of $3.1 million and debt discount related to the Warrants of $1.1 million as of September 30, 2011.

These costs are being amortized to interest expense with amounts computed using an effective interest method over the life of the related debt instruments.

Amortization expense of iPayment and its consolidated subsidiaries related to the debt issuance costs for the New Senior Secured Credit Facilities and the 10.25% Notes were $0.5 million and $0.4 million, respectively, for the period from May 24 through September 30, 2011. Amortization expense of Holdings and its consolidated subsidiaries related to the debt issuance costs for the 15.00%/15.00% Notes was less than $0.1 million for the period from May 24 through September 30, 2011. Amortization expense of iPayment and its consolidated subsidiaries related to iPayment's previously existing senior secured credit facilities and senior subordinated notes were $0.4 million and $0.4 million, respectively, for the period from January 1 through May 23, 2011. Amortization expense of Holdings and its consolidated subsidiaries related to the 15.00%/15.00% Notes were $0.1 million and $0.1 million for the period from April 1 through May 23, 2011 and January 1 through May 23, 2011, respectively. The remaining unamortized balance of debt issuance costs related to iPayment's previously existing senior secured credit facilities and senior subordinated notes, as well as the remaining unamortized net discount on iPayment's senior subordinated notes in the amount of $2.2 million, $3.3 million and $1.0 million, respectively, were written off to other expense as a result of the Refinancing.

7.	Long-Term Debt

Long-term debt consists of the following (in thousands):

	December 31,
	2010	2009
Previously existing senior secured credit facilities:
Term loans	$420,638	$447,638
Revolver	11,000	10,900
Previously existing senior subordinated notes, net of discount	193,329	192,981

	624,967	651,519
Less: current portion of long-term debt	(5,823)	—

	$619,144	$651,519

iPayment's previously existing senior secured credit facilities consisted of $515.0 million of term loans and a $60.0 million revolving facility, further expandable to $100.0 million. Principal repayments on the term loans were due quarterly in the amount of $1.3 million which began on June 30, 2006, with any remaining unpaid balance due on March 31, 2013. During the quarter ended March 31, 2009, we paid excess cash flow sweep and prepaid quarterly principal payments required by iPayment's previously existing senior secured credit facilities through the second quarter of 2010. Throughout the remainder of 2009, we prepaid the remainder of quarterly principal payments required by iPayment's previously existing senior secured credit facilities. In 2010, we repaid an additional $39.9 million of debt principal beyond the required quarterly principal payments.

Under iPayment's previously existing senior secured credit facilities, we were required to hedge at least 50% of the outstanding balance through May 10, 2008, and accordingly, we entered into interest rate swap agreements with a total notional amount of $260.0 million. These swap agreements expired on December 31, 2010, and our interest rate swap balance at that date was $0. In September 2007, we entered into two additional interest rate swap agreements. The first swap was for a notional value of $100.0 million and expired on September 17, 2008. The second swap was for a notional value of $75.0 million and expired on September 28, 2008. The swap instruments qualified for hedge accounting treatment under ASC 815 "Derivatives and Hedging" (see Note 2 above).

On May 10, 2006, iPayment also issued senior subordinated notes in an aggregate principal amount of $205.0 million, which we refer to as "iPayment's previously existing senior subordinated notes." During 2008, we spent $1.1 million on repurchases of iPayment's previously existing senior subordinated notes. In accordance with ASC 860 "Transfers and Servicing," the repurchase was accounted for as an extinguishment of debt. We reflected this transaction as a reduction in long-term debt within the consolidated balance sheets as of December 31, 2008. At December 31, 2010, iPayment had $194.5 million of outstanding senior subordinated notes and $1.5 million of remaining unamortized discount on its previously existing senior subordinated notes.

We had net capitalized debt issuance costs related to iPayment's previously existing senior secured credit facilities totaling $2.6 million and net capitalized debt issuance costs related to iPayment's senior subordinated notes totaling $3.7 million as of December 31, 2010, which is materially consistent with amounts computed using an effective interest method. These costs are being amortized to interest expense on a straight-line basis over the life of the related debt instruments. Amortization expense related to the debt issuance costs was $2.2 million for the years ended December 31, 2010, 2009, and 2008 and is included within interest expense on the consolidated statements of operations.

Notes to audited consolidated financial statements – (Continued)

The maturities of long-term debt (before unamortized discount) are as follows (in thousands):

Year Ending December 31,	Amount
2011	—
2012	11,000
2013	420,638
2014	193,329
2015	—
Thereafter	—

Total	$624,967

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
7.	Income Taxes

We account for income taxes pursuant to the provisions of ASC 740 "Income Taxes." Under this method, deferred tax assets and liabilities are recorded to reflect the future tax consequences attributable to the effects of differences between the carrying amounts of existing assets and liabilities for financial reporting and for income tax purposes. As of September 30, 2011, we have income taxes receivable of $1.8 million and $3.3 million for iPayment and its consolidated subsidiaries and Holdings and its consolidated subsidiaries, respectively.

We have an income tax benefit of $2.2 million and $3.1 million for iPayment and its consolidated subsidiaries and Holdings and its consolidated subsidiaries, respectively, during the three months ended September 30, 2011, in each case, compared to income tax expense of $2.8 million during the same period in 2010, due to a taxable loss during the third quarter of 2011. iPayment and its consolidated subsidiaries' effective income tax rate decreased to 38.4% for the third quarter of 2011, compared to 40.7% for the same period in 2010, as a result of a partial release of the valuation allowance due to the utilization of net operating losses in the 2010 state income tax returns. Holdings and its consolidated subsidiaries' effective income tax rate decreased to 29.4% for the same period in 2011, compared to 40.7% for the third quarter of 2010, as we are subject to interest deductibility limitations with respect to interest accruing on the 15.00%/15.00% Notes, which constitute an "Applicable High Yield Discount Obligation" for U.S. federal income tax purposes. Consequently, a portion of the interest expense under the 15.00%/15.00% Notes is non-deductible by Holdings.

We have an income tax benefit of $1.6 million and $3.0 million for iPayment and its consolidated subsidiaries and Holdings and its consolidated subsidiaries, respectively, during the first nine months of 2011, in each case, compared to income tax expense of $10.4 million during the same period in 2010, primarily due to taxable losses during 2011 as well as from tax benefits totaling approximately $6.3 million that were obtained during the second quarter of 2011 from non-recurring expenses incurred related to the write off of the unamortized balance of debt issuance costs and a payment made for strategic advisory fees, a majority of which are deductible for tax purposes. iPayment and its consolidated subsidiaries' effective income tax rate decreased to 25.0% for the first nine months of 2011, compared to 39.7% for the same period in 2010, as a result of the aforementioned tax benefits as well as from a partial release of the valuation allowance due to the utilization of net operating losses in the 2010 state income tax returns. Holdings and its consolidated subsidiaries' effective income tax rate decreased to 21.6% for the first nine months of 2011, compared to 39.7% for the same period in 2010, as we are subject to interest deductibility limitations with respect to interest accruing on the 15.00%/15.00% Notes, which constitute an "Applicable High Yield Discount Obligation" for U.S. federal income tax purposes. Consequently, a portion of the interest expense under the 15.00%/15.00% Notes is non-deductible by Holdings.

During the first nine months of 2011 and 2010, we accrued approximately $0.1 million of interest related to our uncertain tax positions. As of September 30, 2011, our liabilities for unrecognized tax benefits totaled $2.4 million and are included in other long-term liabilities in our consolidated balance sheets. Interest and penalties related to income tax liabilities are included in income tax expense. The balance of accrued interest and penalties recorded in the consolidated balance sheets at September 30, 2011 was approximately $0.3 million.

We file federal income tax returns and various state income tax returns. With limited exception, we are no longer subject to federal, state and local income tax audits by taxing authorities for the years through 2005.

At September 30, 2011, we had approximately $1.4 million of federal net operating loss carry-forwards that will be available to offset regular taxable income through 2018, subject to annual limitations of up to $0.2 million per year. We had state net operating loss carry-forwards of approximately $30.3 million as of December 31, 2010.

8.	Income Taxes

The provision for income taxes and liabilities for the years ended December 31, 2010, 2009 and 2008, was comprised of the following (in thousands):

	2010	2009	2008
Current:
Federal	$14,374	$11,736	$13,743
State	1,942	2,435	2,778

Total current	16,316	14,171	16,521
Deferred	993	(5,146)	(6,327)
Change in valuation allowance	(238)	81	523
Changes in uncertain tax positions	1,278	(370)	178

Total income tax provision	$18,349	$8,736	$10,895

The differences between the federal statutory tax rate of 35% and effective tax rates are primarily due to state income tax provisions, and changes in uncertain positions, as follows:

	2010	2009	2008
Statutory Rate	35%	35%	35%
Increase (decreases) in taxes resulting from the following:
State income taxes net of federal tax benefit	5%	5%	4%
Permanent differences	0%	(4)%	0%
Increase to valuation allowance	0%	0%	2%
Increase (decreases) in uncertain positions	3%	(2)%	0%
Other	2%	2%	0%

Total	45%	36%	41%

Deferred income tax assets are included as a component of other assets in the accompanying consolidated balance sheets as of December 31, 2010 and 2009 and were comprised of the following (in thousands):

	2010	2009
Current deferred tax assets:
Reserves	$1,063	$1,971
Gain on sale of noncontrolling interest	362	367
Other	790	966
Valuation allowances	(31)	(116)

Total current deferred tax assets	2,184	3,188

Current deferred tax liabilities:
Prepaid expenses	(111)	(212)
Other	—	(623)

Total current deferred tax liabilities	(111)	(835)

Net current deferred tax asset	$2,073	$2,353

Long-term deferred tax assets:
Tax benefit of unrealized loss on fair value of derivatives	$—	$4,976
Net operating loss	1,865	1,898
Cancellation of debt income	549	704
Gain on sale of noncontrolling interest	258	889
Other	15,810	7,188
Valuation allowances	(558)	(711)

Total long-term deferred tax assets	17,924	14,944

Long-term deferred tax liabilities:
Intangible assets, net of depreciation and amortization	(4,088)	(6,725)
Goodwill	(9,512)	—

Total long-term deferred tax liabilities	(13,600)	(6,725)

Net long-term deferred tax asset	$4,324	$8,219

We account for income taxes in accordance with ASC 740, "Income Taxes." ASC 740 clarifies the accounting and reporting for uncertainties in income tax law by prescribing a comprehensive model for the financial statement recognition, measurement, presentation and disclosure for uncertain tax positions taken or expected to be taken in income tax returns.

As of December 31, 2010, our liabilities for unrecognized tax benefits totaled $2.7 million, included in other long-term liabilities. Interest and penalties related to income tax liabilities are included in income tax expense. The balance of accrued interest and penalties recorded in the consolidated balance sheets at December 31, 2010 was $0.2 million.

The following presents a rollforward of our unrecognized tax benefits (in thousands):

Unrecognized Tax Benefits
Balance at December 31, 2008	$1,140
Decrease in prior year tax positions	(604)
Increase for tax positions taken during the current period	551

Balance at December 31, 2009	$1,087
Reductions due to lapse of the applicable statute of limitations	(125)
Increase in prior year tax positions	1,129
Increase for tax positions taken during the current period	634

Balance at December 31, 2010	$2,725

As of December 31, 2010, the total amount of unrecognized tax benefits that would affect the tax rate, if recognized, would be $1.0 million.

We file federal income tax returns and various state income tax returns. With limited exception, we are no longer subject to federal, state and local income tax audits by taxing authorities for the years through 2005.

At December 31, 2010, we had state net operating loss carryforwards of approximately $30.3 million, which begins to expire in 2022. ASC 740 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. At December 31, 2010, we had $0.6 million of valuation allowances on deferred tax assets. The net deferred taxes recorded at December 31, 2010, represent amounts that are more likely than not to be utilized in the near term.

During the first quarter of 2011, we made tax payments totaling $11.9 million to cover all federal and state taxes payable relating to 2010.

Comprehensive Income (Loss)	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss)
8.	Comprehensive Income (Loss)

Comprehensive income (loss) includes our net income (loss) plus the net-of-tax impact of fair value changes in our interest rate swap agreements, which expired on December 31, 2010. Comprehensive income for the three months ended September 30, 2010 was $7.0 million, including $5.2 million of net income and $1.8 million of other comprehensive income ("OCI"). OCI is comprised of changes in fair value, net of tax, on our swap agreements. Accordingly, there was no OCI during 2011.

Comprehensive income for the nine-month period ended September 30, 2010 was $21.2 million, including $15.7 million of net income and $5.5 million of OCI. As discussed in Note 1, the Company was not a party to any derivative financial instrument as of September 30, 2011.

9.	Comprehensive Income (Loss)

Comprehensive income (loss) includes our net income plus the net-of-tax impact of fair market value changes in our interest rate swap agreements, which expired on December 31, 2010. The accumulated elements of other comprehensive loss, net of tax, are included within stockholder's equity on the consolidated balance sheets. Other comprehensive income (loss) for years ended December 31, 2010, 2009 and 2008 was $7.5 million, $4.8 million, and ($4.9) million, respectively. Changes in fair value, net of tax, on our swap agreements amounted to $7.5 million, $4.8 million, and ($4.9) million for the years ended December 31, 2010, 2009 and 2008, respectively. The related deferred tax expense (benefit) was $5.0 million, $3.2 million and ($3.3) million for the years ended December 31, 2010, 2009 and 2008, respectively.

Recent Accounting Pronouncements	9 Months Ended
Sep. 30, 2011
Summary Of Significant Accounting Policies [Abstract]
Recent Accounting Pronouncements
10.	Recent Accounting Pronouncements

In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income which updates Topic 220: Comprehensive Income. The FASB's objective in updating this area of the codification is to increase comparability, consistency and transparency of financial reporting and to increase the prominence of items reported in other comprehensive income. This update requires all non-owner changes in stockholder's equity to be presented in either a single continuous statement of comprehensive income, or in two separate but consecutive statements. The provisions of this update are effective for interim and annual periods beginning after December 15, 2011.

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs." ASU No. 2011-04 results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between GAAP and International Financial Reporting Standards ("IFRS"). The changes to GAAP as a result of ASU No. 2011-04 are as follows: (1) The concepts of highest and best use and valuation premise are only relevant when measuring the fair value of nonfinancial assets (that is, it does not apply to financial assets or any liabilities); (2) GAAP currently prohibits application of a blockage factor in valuing financial instruments with quoted prices in active markets. ASU No. 2011-04 extends that prohibition to all fair value measurements; (3) An exception is provided to the basic fair value measurement principles for an entity that holds a group of financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk that are managed on the basis of the entity's net exposure to either of those risks. This exception allows the entity, if certain criteria are met, to measure the fair value of the net asset or liability position in a manner consistent with how market participants would price the net risk position; (4) Aligns the fair value measurement of instruments classified within an entity's shareholders' equity with the guidance for liabilities; and (5) Disclosure requirements have been enhanced for recurring Level 3 fair value measurements to disclose quantitative information about unobservable inputs and assumptions used, to describe the valuation processes used by the entity, and to describe the sensitivity of fair value measurements to changes in unobservable inputs and interrelationships between those inputs. In addition, entities must report the level in the fair value hierarchy of items that are not measured at fair value in the statement of condition but whose fair value must be disclosed. The provisions of ASU No. 2011-04 are effective for the Company's interim reporting period beginning on or after December 15, 2011. The adoption of ASU No. 2011-04 is not expected to have a material impact on the Company's statements of operations and balance sheets.

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions
11.	Related Party Transactions

At June 30, 2011, iPayment and its consolidated subsidiaries had a receivable of $0.4 million due from Investors that was included in iPayment's consolidated balance sheets within accounts receivable. Beginning in 2009, we have funded certain expenses of Investors. Our initial accounting was to treat this funding as an inter-company receivable. In August 2010, the board of directors of iPayment (the "Board") declared a $1.0 million dividend to Investors to cover operating costs. The dividend was required by Investors to cover certain operating and legal costs, including reimbursement to us of certain costs previously paid for by us on behalf of Investors. Subsequent to the dividend payment, Investors settled $1.0 million of the intercompany receivable outstanding at that time. In September 2011, iPayment declared another dividend in the amount of $0.4 million to Investors for other operating costs with which Investors subsequently settled $0.4 million of the outstanding intercompany receivable at that time. This amount was settled through an additional dividend to Investors, including reimbursement to us in full.

In November 2010, we entered into a sublease agreement with Fortis Payment Systems, LLC, an ISG owned by an iPayment employee, through Cambridge Acquisition Sub, LLC, a wholly owned subsidiary. The lease agreement extends through 2013, with an option of extending the contract through 2015. The lease agreement provides for minimum annual payments of $60,000 beginning November 2010 for three years.

In 2010, iPayment and the financial services firm Perella Weinberg Partners LP ("Perella Weinberg") entered into an engagement letter providing for Perella Weinberg to act as our financial advisor in connection with a potential change of control or similar transaction involving the Company. In March 2010, Adearo Holdings, LLC ("Adearo"), an entity majority owned and controlled by Mark Monaco, entered into a consulting agreement with Perella Weinberg. Mr. Monaco became Chief Financial Officer of iPayment in October 2010 and a member of the boards of directors of iPayment and Holdings following the Refinancing. When the Equity Redemption was consummated, we paid to Perella Weinberg a transaction fee of approximately $7.5 million pursuant to such engagement letter and, following such payment, Perella Weinberg made a payment of $1.0 million to Adearo pursuant to the consulting agreement described above.

10.	Related Party Transactions

In August 2010, the board of directors of iPayment declared a $1.0 million dividend to its ultimate parent company, Investors, to cover operating costs. The dividend was required by Investors to cover certain operating and legal costs, including reimbursement to us of certain costs previously paid for by the us on behalf of Investors. Subsequent to the dividend payment, Investors settled $1.0 million of the intercompany receivable outstanding at that time.

In November 2010, we entered into a sublease agreement with Fortis Payment Systems, LLC, an ISG owned by an iPayment employee, through Cambridge Acquisition Sub, LLC, a wholly owned subsidiary. The lease agreement extends through 2013, with an option of extending the contract through 2015. The lease agreement provides for minimum annual payments of $60,000 beginning November 2010 for three years.

Significant Concentration	12 Months Ended
Dec. 31, 2010
Significant Concentration [Abstract]
Significant Concentration
11.	Significant Concentration

Our customers consist of a diverse portfolio of small merchants whose businesses frequently are newly established. As of December 31, 2010, we provided services to small business merchants located across the United States in a variety of industries. A substantial portion of our merchants' transaction volume comes from card-not-present transactions, which subject us to a higher risk of merchant losses. No single customer accounted for more than 3% of revenues during any periods presented. We believe that the loss of any single merchant would not have a material adverse effect on our financial condition or results of operations.

We have agreed to utilize FDMS to process at least 75% of our consolidated transaction sales volume in any calendar year through 2011. The principal sponsoring bank through which we process the significant majority of our transactions is Wells Fargo.

Segment Information And Geographical Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Information And Geographical Information [Abstract]
Segment Reporting Disclosure [Text Block]
6.	Segment Information and Geographical Information

We consider our business activities to be in a single reporting segment as we derive greater than 90% of our revenue and results of operations from processing revenues and other fees from card-based payments. No single merchant accounted for more than 3% of our revenue during the third quarter of 2011. Substantially all revenues are generated in the United States.

12.	Segment Information and Geographical Information

We consider our business activities to be in a single reporting segment as we derive greater than 90% of our revenue and results of operations from processing revenues and other fees from card-based payments. Substantially all revenues are generated in the United States.

Employee Agreements And Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Agreements And Employee Benefit Plans [Abstract]
Employee Agreements And Employee Benefit Plans
13.	Employee Agreements and Employee Benefit Plans

During 2002 and 2001, we entered into employment agreements with various officers to secure employment. Under the terms of the agreements, we provided the employees with salary, incentive compensation and stock grants and/or options in return for various periods of employment. On November 10, 2008, Messrs. Daily and Grimstad each provided us with notice of their intention to not renew their respective employment agreements with us. Accordingly, Messrs. Daily's and Grimstad's respective employment agreements terminated on February 25, 2009 pursuant to their terms. Following the termination of their employment agreements, Messrs. Daily and Grimstad continued to serve as our chief executive officer and president, respectively, pursuant to at-will employment arrangements.

On March 4, 2011, the Company entered into an employment agreement with its Chief Financial Officer, Mark C. Monaco. Mr. Monaco has served as the Company's Chief Financial Officer since October 15, 2010.

We sponsor a defined contribution plan (the "Plan") under Section 401(k) of the Internal Revenue Code, covering our employees. Under the Plan, we may match contributions of up to 3% of a participant's salary. Employer contributions for the years ended December 31, 2010, 2009, and 2008 were $188,000, $179,000, and $197,000, respectively.

Summarized Quarterly Financial Data	12 Months Ended
Dec. 31, 2010
Summarized Quarterly Financial Data [Abstract]
Summarized Quarterly Financial Data
14.	Summarized Quarterly Financial Data

The following unaudited schedule indicates our quarterly results of operations for 2010, 2009 and 2008 (in thousands, except charge volume). We have also included unaudited pro forma quarterly results from 2009 that remove the operating results of CPC resulting from the sale of our equity in CPC. Within the unaudited pro forma results for 2009, we have also included the financial impact of the merchant portfolio acquisition made during the fourth quarter of 2009 as if the acquisition had occurred on January 1, 2009.

Notes to audited consolidated financial statements – (Continued)

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Total
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
2010
Revenue	$159,540	$183,933	$175,098	$180,603	$699,174
Interchange	90,997	98,544	97,200	93,836	380,577
Other costs of services	50,601	55,605	54,064	56,603	216,873
Selling, general, and administrative	3,082	3,303	3,771	3,671	13,827
Income from operations	14,860	26,481	20,063	26,493	87,897
Depreciation and amortization	10,625	10,148	9,683	10,765	41,221
Net income attributable to iPayment, Inc.	2,220	8,309	5,217	7,082	22,828
Charge Volume (in millions, unaudited)	5,541	5,853	5,718	5,541	22,653
2009
Revenue	$170,053	$190,745	$182,716	$174,414	$717,928
Interchange	96,910	103,575	101,975	95,070	397,530
Other costs of services	55,368	60,574	56,147	56,164	228,253
Selling, general, and administrative	4,992	5,138	5,149	5,069	20,348
Income from operations	12,783	21,456	19,445	18,113	71,797
Depreciation and amortization	11,956	12,160	10,781	10,931	45,828
Net income (loss) attributable to iPayment, Inc.	(210)	4,224	3,741	3,985	11,740
Charge Volume (in millions, unaudited)	5,737	6,091	6,030	5,668	23,526
2009 — PRO FORMA
Revenue, unaudited	$165,349	$185,082	$175,766	$171,765	$697,962
Interchange, unaudited	95,254	100,814	98,645	93,862	388,575
Other costs of services, unaudited	54,915	59,551	54,835	55,625	224,926
Selling, general, and administrative, unaudited	3,091	3,083	2,971	4,283	13,428
Income from operations, unaudited	12,089	21,635	19,314	17,994	71,032
Depreciation and amortization, unaudited	12,905	13,110	11,728	11,247	48,990
2008
Revenue	$185,455	$212,580	$203,654	$193,136	$794,825
Interchange	108,381	121,855	116,188	104,146	450,570
Other costs of services	55,610	61,892	61,286	62,092	240,880
Selling, general, and administrative	4,981	5,078	5,166	5,716	20,941
Income from operations	16,483	23,755	21,014	21,183	82,434
Depreciation and amortization	8,563	8,988	9,665	10,825	38,041
Net income attributable to iPayment, Inc.	1,331	5,772	3,729	3,471	14,303
Charge Volume (in millions, unaudited)	6,535	7,280	6,924	6,044	26,783

Guarantor Financial Information	12 Months Ended
Dec. 31, 2010
Guarantor Financial Information [Abstract]
Guarantor Financial Information
15.	Guarantor Financial Information

In connection with the May 2006 issuance of 9.75% senior subordinated notes due 2014, all of iPayment's existing and future subsidiaries (the "Guarantors") that guarantee iPayment's other debt or debt of the Guarantors have fully and unconditionally guaranteed, on a joint and several basis, our obligations under the related indenture. Any subsidiary of iPayment, other than the Guarantors is minor, and there were no significant restrictions on our ability to obtain funds from our subsidiaries by dividend or loan.

Significant Developments	12 Months Ended
Dec. 31, 2010
Significant Developments [Abstract]
Significant Developments
16.	Significant Developments

In May 2009, a jury in the Superior Court of the State of California for the County of Los Angeles handed down a verdict in the amount of $300 million, plus punitive damages in the amount of $50 million, against Mr. Daily, iPayment's former Chief Executive Officer, in connection with litigation over Mr. Daily's beneficial ownership in us. This lawsuit was brought against Mr. Daily individually and not in his capacity as the Chairman and Chief Executive Officer or Director of iPayment. Neither the Company, nor any other shareholders, officers, employees or directors were a party to this action. In response to the verdict, Mr. Daily filed for personal bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in Nashville, Tennessee. On April 8, 2010, the bankruptcy court ordered the appointment of a trustee to administer the estate of Mr. Daily.

Notes to audited consolidated financial statements – (Continued)

The Company has entered into a new lease through November 2019 for 31,665 square feet in Westlake Village, California that commenced in December 2009. In December 2009, the Calabasas operating center moved from its current location in Calabasas, California to the new location in Westlake Village, California. Annual commitments under this lease will approximate $0.8 million.

In August 2009, the Company entered into an eighth amendment to the Service Agreement, dated as of July 1, 2002, as amended by amendments dated October 25, 2002, November 27, 2002, January 8, 2004, July 11, 2005 and September 29, 2006, with FDMS. The amendment sets forth a new schedule of fees charged by FDMS for processing services and extends the term of the Service Agreement to December 31, 2014. The Company also amended its Sponsorship Agreement with FDMS and Wells Fargo Bank, N.A. to be coterminous with the FDMS Service Agreement.

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events

Separation of 15.00%/15.00% Notes and Warrants

In accordance with the terms of the Warrant Agreement, the 15.00%/15.00% Notes and the Warrants separated on November 2, 2011, which is 180 days after the issue date of the Units. The Warrants are exercisable as of the opening of business on such date until 5:00 p.m., New York City time, on November 15, 2018. Each Warrant not exercised during such period will become void and all rights thereunder and all rights in respect thereof under the Warrant Agreement will cease as of such time.

Adoption of Deferred Compensation Plans

On November 7, 2011, the Board approved the iPayment Deferred Compensation Plan and the iPayment Executive Retention Plan (each, a "Plan" and collectively, the "Plans"). Each Plan is a nonqualified, unfunded plan intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. Each Plan will be effective January 1, 2012.

Approval of Compensation of Members of the Board

The Company previously announced in iPayment's Current Report on Form 8-K filed with the SEC on September 2, 2011 that it expected to pay members of the Board an annual retainer of $50,000. On November 7, 2011, the Board resolved that, effective October 1, 2011, each member of the Board will receive such retainer, payable quarterly in the amount of $12,500 per quarter. Such compensation will be paid to each member of the Board at the end of each quarter in which such member is serving on the Board, and will be the total compensation paid to each member for the member's service on (i) the Board and (ii) the board of directors of any subsidiary or affiliate of iPayment, if any.

17.	Subsequent Events

On April 12, 2011, Investors and iPayment GP, LLC (the "General Partner") entered into a redemption agreement (the "Redemption Agreement") with (i) Mr. Daily, (ii) the trustee administering the estate of Mr. Daily (the "Daily Bankruptcy Trustee") and (iii) the trusts for the benefit of, and other entities controlled by, members of Mr. Daily's family that held equity interests in Investors (together with Mr. Daily and the Daily Bankruptcy Trustee, on behalf of the Daily bankruptcy estate, the "Daily Parties"). Pursuant to the Redemption Agreement, Investors and the General Partner agreed to redeem from the Daily Parties, and the Daily Parties agreed to transfer and surrender to Investors and the General Partner, as applicable, all of the equity interests of the Daily Parties in Investors and the General Partner, representing approximately 65.8% of the outstanding equity of Investors, for an aggregate price of $118.5 million (the "Equity Redemption"). The interests redeemed pursuant to the Redemption Agreement constituted all of the direct and indirect equity interests of the Daily Parties in the Company.

On May 6, 2011, iPayment completed an offering of $400.0 million in aggregate principal amount of 10.25% senior notes due 2018 (the "10.25% Notes") and the closing of its new senior secured credit facilities (the "New Senior Secured Credit Facilities") consisting of (i) a $375.0 million term facility and (ii) a $75.0 million revolving facility. Also on May 6, 2011, Holdings completed an offering of 125,000 units (the "Units"), consisting of $125.0 million in aggregate principal amount of 15.00%/15.00% notes and 125,000 warrants (the "Warrants") to purchase common stock of Holdings. The Warrants represent an aggregate 2.5% of the outstanding common stock of Holdings on a fully diluted basis (after giving effect to the Warrants).

The majority of the proceeds from the offerings of the 10.25% Notes and the Units, together with borrowings under the New Senior Secured Credit Facilities, were used to (i) permanently repay all of the outstanding indebtedness under iPayment's previously existing senior secured credit facilities; (ii) redeem and satisfy and discharge all of iPayment's previously existing senior subordinated notes; (iii) redeem and satisfy and discharge all of Investors' previously existing PIK toggle notes and (iv) pay fees and expenses in connection with the offerings. All of the remainder of such proceeds and borrowings were used to consummate the Equity Redemption on May 23, 2011, including payment of the transaction fee and other related fees and expenses described in Note 11 to the unaudited consolidated financial statements.

Upon the closing of the Equity Redemption, Mr. Daily resigned as a director and officer, as applicable, of the General Partner, Investors and each of Investors' subsidiaries, including his former positions as iPayment's Chairman and Chief Executive Officer. In connection with Mr. Daily's resignation, Mr. Grimstad became the new Chairman and Chief Executive Officer of iPayment and Mr. Monaco, iPayment's Chief Financial Officer, became a member of the board of directors of iPayment. The Redemption Agreement includes covenants on the part of Mr. Daily not to compete with iPayment and its affiliates for one year, and not to solicit employees, independent sales agents and independent sales organizations and merchants of iPayment and its affiliates for three years, in each case from May 23, 2011, the closing date of the Equity Redemption.

The description set forth above is intended to be a summary only, is not complete and is qualified in its entirety by reference to the full and complete terms contained in the Redemption Agreement, a copy of which is included as Exhibit 99.1 to iPayment's Current Report on Form 8-K filed with the SEC on April 13, 2011, which is incorporated herein by reference.

For information regarding certain additional events that have taken place since December 31, 2010, see Note 12 to the unaudited consolidated financial statements.